As filed with the Securities and Exchange Commission on January 31, 2017
Securities Act File No. 333-195856
Investment Company Act File No. 811-22965

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. _
Post-Effective Amendment No. 10 and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Post-Effective Amendment No. 10
(Check appropriate box or boxes)

VALUE LINE FUNDS INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)
7 Times Square, 21st Floor,
New York, NY 10036
(Address of Principal Executive Office)
Registrant’s Telephone Number, including Area Code: (212) 907-1900
Mitchell E. Appel
Value Line Funds
7 Times Square, 21st Floor,
New York, New York 10036-6524
(Name and Address of Agent for Service)
Copy to:
Peter D. Lowenstein, Esq.
515 West Lyon Farm Drive
Greenwich, CT 06831
It is proposed that this filing will become effective:
☐    Immediately upon filing pursuant to paragraph (b)
☒   On February 1, 2017 pursuant to paragraph (b)
☐    60 days after filing pursuant to paragraph (a)(1)
☐    75 days after filing pursuant to paragraph (a)(2)
☐    On (date) pursuant to paragraph (a)(2) of Rule 485.

Value Line Defensive Strategies Fund
A series of Value Line Funds Investment Trust
Investor Class	VLDSX
Institutional Class	VLDIX

PROSPECTUS
February 1, 2017

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

Fund Summary
Investment objectives Page 2
Fees and expenses Page 2
Principal investment strategies of the Fund Page 3
Principal risks of investing in the Fund Page 5
Fund performance Page 10
Management Page 11
Purchase and sale of Fund shares Page 11
Tax information Page 12
Payments to broker-dealers and other financial intermediaries Page 12
How The Fund is Managed
Investment objectives Page 13
Principal investment strategies Page 13
Non-principal investment strategies Page 16
The principal risks of investing in the Fund Page 17
Who Manages The Fund
Investment Adviser Page 26
Manager Page 26
Portfolio management Page 27
About Your Account
How to choose a share class Page 28
How to buy shares Page 31
How to sell shares Page 33
Frequent purchases and redemptions of Fund shares Page 35
Special services Page 36
Dividends, distributions and taxes Page 37
Financial Highlights
Financial Highlights Page 40
For more information Page 43

FUND SUMMARY
Investment objectives
The Fund seeks to achieve capital preservation while producing positive returns with low volatility regardless of broad equity and debt market directions.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fees(1)	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	4.92%	0.96%
Acquired Fund Fees and Expenses(2)	1.69%	1.69%
Total Annual Fund Operating Expenses	7.51%	3.30%
Less: Fee Waiver and Expense Reimbursement(3)	4.37%	0.41%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	3.14%	2.89%
(1)
“Management Fees” consist of the Fund’s investment management fee to EULAV Asset Management (the “Manager”), which is paid at the rate of 0.20% of the Fund’s average daily net assets, and the Fund’s investment advisory fee to Alpha Capital Funds Management, LLC (the “Adviser”), which is paid at the annual rate of 0.45% of the Fund’s average daily net assets.

(2)
“Acquired Fund Fees and Expenses” are fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more underlying or “acquired” funds. “Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets to be disclosed in the Fund’s annual and semi-annual reports to shareholders (or in the Financial Highlights table of this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect cost of investing in acquired funds.

(3)
The Adviser, the Manager and EULAV Securities LLC, the Fund’s principal underwriter (the “Distributor”), have agreed to waive a portion of their management, advisory and, in the case of the Investor Class, Rule 12b-1 fees, and the Manager has further agreed to reimburse certain expenses of the Fund, to the extent necessary to limit the total annual operating expenses of each class (other than those attributable to Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to a specified percentage of such class’s average daily net assets (the “Expense Limitation”). Pursuant to the Expense Limitation, the total annual operating expenses (subject to the specified exclusions) will be limited to the annualized rate of 1.45% and 1.20% of the average daily net assets attributable to Investor Class shares and Institutional Class shares, respectively. The Adviser, the Manager and the Distributor may subsequently recover the reimbursed expenses and/or waived fees from a particular class (within three years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that such class’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2018 only with the agreement of the Board of Trustees of the Value Line Funds Investment Trust (the “Trust”).

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects that the fee waiver and expense reimbursement is in place for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Investor Class	$317	$1,809	$3,227	$6,471
Institutional Class	$292	$977	$1,686	$3,567
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2016, the portfolio turnover rate for the Fund was 268% of the average value of its portfolio. The high portfolio turnover rate for the fiscal year ended September 30, 2016, was primarily due to investor activity.
Principal investment strategies of the Fund
The Adviser seeks to achieve the Fund’s investment objective by investing the Fund’s assets in multiple exchange-traded funds (“ETFs”) and open-end mutual funds (collectively, the “underlying funds”) that pursue a number of traditional and non-traditional or “alternative” investment strategies. As such, the Fund is a “fund of funds.”
The underlying funds in which the Fund invests pursue their own principal investment strategies, which include:
■
Long Strategies: Involve the purchase of securities to seek to profit from an increase in their value.

■
Short Strategies: Involve the short sale of securities to seek to profit from a decrease in their value.

■
Long-Short Equity Strategies: Involve the purchase and/or short sale of equity and equity-linked instruments in global markets.

■
Relative Value Strategies: Include convertible bond arbitrage and volatility arbitrage.

•
Convertible Arbitrage: Includes a variety of strategies involving investments in convertible securities that are perceived to be undervalued from a fundamental or volatility perspective.

•
Volatility Arbitrage: Trades volatility as an asset class. Exposures may be long, short, or neutral to the direction of implied volatility. Volatility arbitrage strategies may be either directional or relative value in nature.

■
Structured Credit: Consists of positions in residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, and corporate credit-related structured credit instruments such as collateralized debt obligations.

■
Corporate Credit: Includes corporate credit-related structured credit instruments such as collateralized debt obligation.

■
Event Driven Strategies: Include investing in spin-offs, stub-trades, post-restructuring equities, post-bankruptcy equities, risk (merger) arbitrage, litigation equity trades and recapitalizations.

■
Global Macro Strategies: Include a variety of strategies involving investments based on analysis, expectations, and forecasts of macroeconomic trends; government and central bank policies; various macroeconomic and/or geopolitical events; and overall themes impacting regions, countries, sectors, or specific companies and the resulting impact on global capital markets.

■
Multi-Strategy: Consists of a combination of two or more of the other strategies described in this section. This strategy involves allocating capital among such strategies as the perceived opportunity-set dictates.

The underlying funds also have the ability to pursue their own sector exposures and may invest in a broad range of securities, commodities and other financial instruments, which include: domestic and foreign equity securities of all types of issuers (including common and preferred stocks issued by companies of any size market capitalization, including small- and medium-sized companies); domestic and foreign debt securities of all types of issuers (including corporate and government debt securities) and all maturities and ratings (including high-yield debt securities, which are also known as “junk bonds”); mortgage-related and other asset-backed securities; foreign currencies; commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index; other investment companies; or any combination thereof. The foreign securities in which the underlying funds invest may be those of emerging markets. The underlying funds may also invest in derivatives such as options, futures, swaps, and credit default swaps to gain exposure to certain securities. The Adviser itself does not use leverage or cause the Fund to invest in derivatives, but the Fund’s investment in underlying funds that use leverage or derivatives may create indirect exposure for the Fund. Small-sized companies are typically those with market capitalizations of less than $2 billion and medium-sized companies are those with market capitalizations of less than $16 billion but larger than $2 billion; however, each underlying fund may use different capitalization thresholds.
The Fund’s multiple strategies and sectors approach seeks to provide greater overall returns with similar volatility when compared to the HFRX Global Hedge Fund Index (“HFRX”). HFRX is an index designed to reflect the overall composition of the hedge fund universe and is comprised of all eligible hedge fund strategies, including but not limited to distressed securities, convertible arbitrage, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The Fund, however, is not a hedge fund.
The Adviser employs a rigorous process in an attempt to construct a portfolio of underlying funds that will preserve capital and generate positive returns and low volatility in all market environments. The Adviser begins the portfolio construction process by screening the universe of underlying funds using qualitative inputs (such as fund strategy, assets under management, fund expenses, and manager tenure) and quantitative inputs based on historical returns, standard deviation and variance of returns, value added by the underlying fund managers and the underlying fund’s sensitivity to broad market movements. Second, managers of underlying funds that make it past the initial screen are subject to a series of due diligence interviews and document reviews by the Adviser. Last, the actual selection and weight of each underlying fund is determined by how each underlying fund is perceived by the Adviser to contribute to expected portfolio returns, in addition to the Adviser’s forward looking outlook for each sector and strategy. No single underlying fund will have a position size greater than 20% of the Fund’s net assets based on cost at the time of investment.
Underlying funds can be sold for a number of reasons and are reviewed by the Adviser on a case-by-case basis. The primary reasons for selling an underlying fund are: underperformance of the underlying fund versus peers or the Adviser’s expectations, identification of a more attractive underlying fund, identification of a lower cost underlying fund, an increase in volatility of the underlying fund’s returns, an unwanted change or drift in an underlying fund’s strategy, or a change in the underlying fund’s management.
Because the Fund is a “fund of funds,” you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual underlying expenses are expected to vary with changes in the allocation of the Fund’s assets among various underlying funds.
Principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money. The Fund will also be subject to the risks associated with its own investment strategies and the principal investment strategies of the underlying funds in which the Fund invests. There is no assurance that the Fund will achieve its investment objectives. Before you invest in the Fund you should carefully evaluate the risks.
■
Fund of Funds Risk. When the Fund invests in an underlying fund, it will bear additional expenses based on its pro rata share of the underlying fund’s operating expenses, including the potential duplication of management fees. You may invest in underlying funds directly. By investing in underlying funds indirectly through the Fund, you will incur not only a proportionate share of the expenses of those underlying funds held by the Fund, but also expenses of the Fund. The risk of owning an underlying fund generally reflects the risks associated with the types of securities in which the underlying fund invests and the investment techniques that it employs. Market fluctuations will change the weightings of the underlying funds in the Fund’s portfolio from their target weightings. Underlying funds may periodically change their investment objectives, policies or practices, and there can be no assurance that the underlying funds will achieve their respective investment objectives. Additionally, there is risk that an underlying fund will not closely follow its investment strategy or track its benchmark index, or that the cost or volatility of the Fund’s investment in an underlying fund will be greater than if investing directly in the portfolio securities of the underlying fund.
■
ETF Risk. Because shares of ETFs are typically bought and sold on a national securities exchange, the Fund incurs brokerage costs when it purchases and sells shares of an ETF. These costs are in addition to the other expenses borne by the Fund when investing in underlying funds.

■
Asset Allocation Risk. The Fund’s selection and weightings of underlying funds with various asset classes and investments may not produce the desired results or may perform poorly relative to other potential allocations of the Fund’s portfolio among underlying funds and asset classes. Because the Fund’s weightings among underlying funds investing in different asset classes are expected to change over time, the risks of investing in the Fund may vary substantially depending upon the mix of asset classes and investments held by the underlying funds.

■
Management Risk. The Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might be unsuccessful in achieving the desired results. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are invested in other investments.

■
High Yield Securities Risk. Fixed income securities in an underlying fund that are rated below investment grade (i.e., “high yield” or “junk bonds”) are subject to additional risk factors such as increased possibility of default and changes in value based on public perception of the issuer. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. The market prices of these debt securities usually fluctuate more than that of investment grade debt securities and may decline more significantly in periods of general economic difficulty. Additionally, many high yield securities are not registered for sale under the Securities Act of 1933 and/or do not trade frequently, which may result in greater liquidity and valuation risk.

■
Foreign and Emerging Market Securities Risk. To the extent the Fund invests in underlying funds that invest in the securities of foreign issuers, including emerging market issuers, the Fund is exposed to certain risks that can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues. Additionally, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The risks of investing in foreign markets attach when investing directly or indirectly (such as by purchasing American Depository Receipts or “ADRs”), and are greater in emerging markets.
■
Currency Risk. Changes in foreign currency exchange rates will affect the value of what an underlying fund owns and the underlying fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

■
Leverage/Volatility Risk. When an underlying fund uses leverage, investments in that underlying fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the underlying fund’s portfolio securities or other investments. Many derivatives contracts, which are typically established with a smaller amount of cash relative to the amount of investment exposure achieved, have a leverage component and therefore, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Other investment techniques and instruments used by the underlying funds, including short selling, may also create leverage with similar risks to the Fund. Certain leveraged instruments have the potential for unlimited loss, regardless of the size of the initial investment, and may be highly volatile. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility, and investors may suffer a significant loss on their investment in the Fund as a result of the use of leverage by underlying funds.

■
Liquidity and Valuation Risk. Certain securities in which an underlying fund invests may be difficult or impossible to sell at an attractive time and price, resulting in liquidity risk to the underlying fund and the Fund. Other securities pose valuation risk, referring to the possibility that an underlying fund has valued such securities at a price higher than it can sell them.

■
Equity Market Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value over short or extended periods of time. Such fluctuations are based on changes in a company’s financial condition and overall market and economic conditions. Preferred stocks, which are hybrid securities that have characteristics of both bonds and common stocks, are also subject to the risks associated with fixed income securities, including the risk that interest rates will rise resulting in a decrease in their value. Stocks in an underlying fund’s portfolio may not increase their earnings at the rate anticipated, or may underperform relative to stocks selected according to other styles of equity investing, such as growth or value.

■
Short Sales Risk. Short sales may be considered a speculative technique and involve specific risk considerations including the potential loss of more money than the actual cost of the investment. Under adverse market conditions, an underlying fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
■
Commodities Risk. Investments by an underlying fund in companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses. This is because the value of companies in commodity-related businesses may be affected by overall market movements as well as additional factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

■
Derivatives Risk. An underlying fund’s use of derivatives (which may include options, futures, swaps, and credit default swaps) may reduce the underlying fund’s returns and/or increase volatility. The success of an underlying fund’s investment in derivatives is dependent on its adviser’s ability to correctly forecast movements in the value of the reference asset, rate or index underlying the derivative. It also depends on adequate correlation between that movement and the change in value of the derivatives contract to the underlying fund. To the extent the underlying fund is investing in derivatives as a hedge, success further depends on adequate correlation between the change in value of the derivative and the change in the value of the portfolio position being hedged. Additionally, derivatives are also subject to liquidity risk, interest rate risk, market risk, credit risk, and management risk.

■
Small- and Medium-Sized Company Risk. The Fund invests in underlying funds that invest in small- and medium-sized companies which often have less predictable earnings; shorter history of operations; more limited product lines, markets, distribution channels, or financial resources; and less experienced or smaller management teams which may be dependent upon one or a few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general. The securities of small- and medium-sized companies are also generally less liquid, followed less actively by analysts, have less readily available information, and often trade less frequently, in lower volumes and on small or over-the-counter markets, resulting in greater liquidity risk, price fluctuations and susceptibility to selling pressure.

■
Credit and Default Risk. The Fund could lose money if the issuer or guarantor of a fixed income security owned by an underlying fund, or a counterparty to a transaction or a derivatives contract, defaults on its financial obligations or experiences a decline in credit quality. This risk is greater for securities that are rated below investment grade (commonly called “junk” bonds).

■
Interest Rate and Maturity Risk. The risk that fixed income securities will decline in value because of changes in interest rates. The magnitude of this decline may be greater for longer-term fixed income securities than shorter-term fixed income securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases could be swift and significant.
■
Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities may involve a greater chance of default during periods of economic downturn than other securities, and may be less liquid and more difficult to value. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if an underlying fund holds mortgage-related securities, it may exhibit additional volatility and greater declines in value. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected, which can reduce the returns of the underlying fund because the underlying fund may have to reinvest that money at the lower prevailing interest rates. Asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

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Concentration and Sector Risk. To the extent the Fund invests in underlying funds that concentrate their investments in a particular industry or sector, shares of the Fund may be more volatile and fluctuate more than shares of a fund investing in a broader range of industries or sectors. An underlying fund may be overweighted or underweighted in one or more industries or sectors and, although the Adviser selects underlying funds on their individual merits, it is expected that when the Fund’s investments are categorized into their respective economic sectors, certain industries or sectors will represent a larger portion of the overall portfolio than others. Overweighting or underweighting in a given industry or sector may cause performance to be more or less sensitive, respectively, to developments affecting that industry or sector.

■
Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. Additionally, a higher portfolio turnover rate may result in higher brokerage commissions and other expenses (relative to more passive “buy and hold” investment strategies), which may negatively affect the underlying fund’s and the Fund’s performance.

■
Cyber Security Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 17.
Fund performance
This bar chart and table can help you evaluate the potential risks of investing in the Fund. The Institutional Class shares of the Fund have adopted the performance history and financial statements of the Fund’s predecessor. The bar chart below shows how returns for the Fund’s Institutional Class shares have varied over the past five calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one year, five years and the life of the Fund. These returns are compared to the performance of the HFRX Global Hedge Fund Index, the HFRI Fund of Fund’s Composite Index and the Barclays Capital U.S. Aggregate Bond Index, as the Fund’s broad-based securities index. The HFRX Index will replace the HFRI Index as the Adviser believes it to be a better comparative index for the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.
Calendar Year Total Returns for Institutional Class Shares
Year Ended December 31

Highest Calendar Quarter Return          3.23%    3rd quarter 2012
Lowest Calendar Quarter Return          –3.80%    2nd quarter 2011
After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns for the periods Ended December 31, 2016
	1 Year	5 Years	Since Inception (1/31/2011)
Institutional Class Shares(1)
Return Before Taxes	0.10%	0.34%	0.39%
Return After Taxes on Distributions	–0.32%	–0.51%	–0.33%
Return After Taxes on Distributions and Sale of Fund Shares	0.06%	–0.04%	0.05%
Indexes (reflects no deduction for fees, expenses or taxes)
HFRX Global Hedge Fund Index
HFRI Fund of Funds Composite Index	2.50%	1.64%	–0.29%
Barclays Capital U.S. Aggregate Bond Index	2.65%	2.23%	3.17%
(1)
After-tax returns are shown for only Institutional Class shares; after-tax returns for Investor Class shares may vary.

Management
Investment Adviser. The Fund’s investment adviser is Alpha Capital Funds Management, LLC.
Fund Manager. The Fund’s investment manager is EULAV Asset Management.
Portfolio Manager. Bradley H. Alford, CFA, the Chief Investment Officer and portfolio manager of the Adviser, is primarily responsible for the day-to-day management of the Fund’s investments. Mr. Alford has been the Fund’s portfolio manager since inception (January 2011).*

* Predecessor Fund’s inception date.
Purchase and sale of Fund shares
The minimum amount of an initial or additional investment in the Fund varies depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. The minimum initial investment in the Fund is $1,000 to purchase Investor Class shares and $10,000 to purchase Institutional Class shares. However, the minimum investment to purchase Institutional Class shares does not apply to certain fee-based advisory programs, individual and group retirement plans and accounts, and other persons which the Fund has identified as “institutional investors.” See “How to choose a share class” on page 28.
The minimum amount of any additional investment is $100, provided that no minimum applies to the automatic reinvestment of dividends and distributions received from the Fund and that Investor Class shares are available for purchase via regular monthly investments of  $25 or more through the Systematic Purchase Plan.

See “Special services” on page 36.
The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail, by writing to: Value Line Funds, Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 33.
Tax information
The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to broker-dealers and other financial intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, the Adviser and/or the Distributor or other related companies may pay the intermediary for the sale of Fund shares, marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial advisor to recommend the Fund over another investment. Ask your salesperson or financial advisor or visit your financial intermediary’s website for more information.

HOW THE FUND IS MANAGED
Investment objectives
The Fund seeks to achieve capital preservation while producing positive returns and low volatility regardless of broad equity and debt market directions.
Principal investment strategies
The Adviser seeks to achieve the Fund’s investment objective by investing the Fund’s assets in multiple underlying funds that pursue a number of traditional and non-traditional or “alternative” investment strategies. As such, the Fund is a “fund of funds.”
The underlying funds in which the Fund invests pursue their own principal investment strategies, which include:
■
Long Strategies: Involve the purchase of securities to seek to profit from an increase in their value.

■
Short Strategies: Involve the short sale of securities to seek to profit from a decrease in their value.

■
Long-Short Equity Strategies: Involve the purchase and/or short sale of equity and equity-linked instruments in global markets.

■
Relative Value Strategies: Include convertible bond arbitrage and volatility arbitrage.

•
Convertible Arbitrage: Includes a variety of strategies involving investments in convertible securities that are perceived to be undervalued from a fundamental or volatility perspective.

•
Volatility Arbitrage: Trades volatility as an asset class. Exposures may be long, short, or neutral to the direction of implied volatility. Volatility arbitrage strategies may be either directional or relative value in nature.

■
Structured Credit: Consists of positions in residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, and corporate credit-related structured credit instruments such as collateralized debt obligations.

■
Corporate Credit: Includes corporate credit-related structured credit instruments such as collateralized debt obligation.

■
Event Driven Strategies: Include investing in spin-offs, stub-trades, post-restructuring equities, post-bankruptcy equities, risk (merger) arbitrage, litigation equity trades and recapitalizations.

■
Global Macro Strategies: Include a variety of strategies involving investments based on analysis, expectations, and forecasts of macroeconomic trends; government and central bank policies; various macroeconomic and/or geopolitical events; and overall themes impacting regions, countries, sectors, or specific companies and the resulting impact on global capital markets.

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Multi-Strategy: Consists of a combination of two or more of the other strategies described in this section. This strategy involves allocating capital among such strategies as the perceived opportunity-set dictates.

The underlying funds also have the ability to pursue their own sector exposures and may invest in a broad range of securities, commodities and other financial instruments, which include: domestic and foreign equity securities of all types of issuers (including common and preferred stocks issued by companies of any size market capitalization, including small- and medium-sized companies); domestic and foreign debt securities of all types of issuers (including corporate and government debt securities) and all maturities and ratings (including high-yield debt securities, which are also known as “junk bonds”); mortgage-related and other asset-backed securities; foreign currencies; commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index; other investment companies; or any combination thereof. The foreign securities in which the underlying funds invest may be those of emerging markets. The underlying funds may also invest in derivatives such as options, futures, swaps, and credit default swaps to gain exposure to certain securities. The Adviser itself does not use leverage or cause the Fund to invest in derivatives, but the Fund’s investment in underlying funds that use leverage or derivatives may create indirect exposure for the Fund. An ETF is an investment company that generally seeks to track the performance of a specific market index. These indices include broad-market indices (such as the S&P 500 Index) and narrow market indices, including those relating to particular sectors, markets, regions, and industries. ETFs may also be actively managed and/or utilize leverage to attempt to outperform a stated benchmark. Small-sized companies are typically those with market capitalizations of less than $2 billion and medium-sized companies are those with market capitalizations of less than $16 billion but larger than $2 billion; however, each underlying fund may use different capitalization thresholds.
The Fund’s multiple strategies and sectors approach seeks to provide greater overall returns with similar volatility when compared to the HFRX. HFRX is an index designed to reflect the overall composition of the hedge fund universe and is comprised of all eligible hedge fund strategies, including but not limited to distressed securities, convertible arbitrage, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The Fund, however, is not a hedge fund.
The Adviser employs a rigorous process in an attempt to construct a portfolio of underlying funds that will preserve capital and generate positive returns and low volatility in all market environments. First, the Adviser begins the portfolio construction process by screening the universe of underlying funds using qualitative inputs (such as fund strategy, assets under management, fund expenses, and manager tenure) and quantitative inputs based on historical returns, standard deviation and variance of returns, value added by the underlying fund managers and the underlying fund’s sensitivity to broad market movements. Second, managers of underlying funds that make it past the initial screen are subject to a series of due diligence interviews and document reviews by the Adviser. Last, the actual selection and weight of each underlying fund is determined by how each underlying fund is perceived by the Adviser to contribute to expected portfolio returns, in addition to the Adviser’s forward looking outlook for each sector and strategy. No single underlying fund will have a position size greater than 20% of net assets based on cost at the time of investment.
Because the Fund is a “fund of funds,” you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual underlying expenses are expected to vary with changes in the allocation of the Fund’s assets among various underlying funds.
No single underlying fund will have a position size greater than 20% of net assets based on cost at the time of investment. In addition, the Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including the underlying funds. However, pursuant to exemptive orders issued by the Securities and Exchange Commission to various ETF sponsors, the Fund is permitted to invest in some ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF sponsor prior to investing beyond the 1940 Act’s limits.
Underlying funds can be sold for a number of reasons and are reviewed by the Adviser on a case-by-case basis. The primary reasons for selling an underlying fund are: underperformance of the underlying fund versus peers or the Adviser’s expectations, identification of a more attractive underlying fund, identification of a lower cost underlying fund, an increase in volatility of the underlying fund’s returns, an unwanted change or drift in an underlying fund’s strategy, or a change in the underlying fund’s management.
Temporary or Cash Investments. Under normal market conditions, the Fund will stay invested according to its principal investment strategies as noted above. The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic, political or other conditions. This may result in the Fund not achieving its investment objective during that period. For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s management fees and operational expenses.
Please remember that the Fund is independent from any of the underlying funds in which it invests and has little voice in or control over the investment practices, policies or decisions of those underlying funds. If the Fund disagrees with those practices, policies or decisions, it may have no choice other than to liquidate its investment in that underlying fund, which may entail losses. An underlying fund that is a mutual fund may limit the Fund’s ability to sell its shares of the underlying fund at certain times. In these cases, such investments will be considered illiquid and subject to the Fund’s overall limit on illiquid securities. For example, no underlying fund that is a mutual fund is required to redeem any of its shares owned by the Fund in an amount exceeding 1% of such underlying fund’s shares during any period of less than 30 days. As a result, to the extent that the Fund owns more than 1% of an underlying fund’s shares, the Fund may not be able to liquidate those shares promptly in the event of adverse market conditions or other considerations.
There is no guarantee that the Fund will achieve its objective.
The Fund and the underlying funds in which it invests may invest in other securities similar to those described in this section if otherwise consistent with the Fund’s and the underlying funds’ investment objectives and strategies. Additional information about the Fund’s investments and related risks are described in the Fund’s Statement of Additional Information (“SAI”).
Non-principal investment strategies
The Fund may engage in certain investment strategies in addition to its principal investment strategies.
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Securities lending. In order to generate additional income, the underlying funds in which the Fund invests may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, these underlying funds will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third of the value of an underlying fund’s total assets (including the loan collateral). Any cash collateral received by the fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this prospectus regarding the Fund’s investments in particular types of securities.

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Rule 144A securities. The underlying funds may purchase certain securities for which there is a secondary market of qualified institutional buyers (“Rule 144A securities”), as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualified institutional buyers. These securities will not be considered illiquid so long as the investment advisers to the underlying funds determine, under guidelines approved by the respective boards, that an adequate trading market exists.

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Repurchase Agreements. The Fund and underlying funds may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the investment adviser to an underlying fund or the Fund. Repurchase agreements involve the purchase of securities by an underlying fund or the Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Repurchase agreements with termination dates of more than seven days are generally deemed to be illiquid securities. The Fund and each underlying fund may invest up to 15% of its net assets in securities that are illiquid.
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Portfolio turnover. The Fund and underlying funds may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve their investment objectives. This strategy may result in higher brokerage commissions and other expenses (relative to more passive “buy and hold” investment strategies), and may negatively affect the underlying fund’s and the Fund’s performance. Information on the Fund’s most current portfolio turnover rates is provided in the “Financial Highlights” section of this prospectus.

Other non-principal investment strategies and the associated risks are discussed in the SAI.
The principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. The Fund will also be subject to the risks associated with its own investment strategies and the principal investment strategies of the underlying investment companies in which the Fund invests. Before you invest in the Fund you should carefully evaluate the risks. The price of the Fund’s shares will increase and decrease according to changes in the value of its investments.
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Fund of Funds Risk. The Fund invests primarily, if not exclusively, in shares of underlying funds, so its performance is directly related to the performance of the underlying funds in its portfolio. Performance is a function of investment returns less fees and expenses. When the Fund invests in an underlying fund, it will bear additional expenses based on its pro rata share of the underlying fund’s operating expenses, including the potential duplication of management fees. You may invest in underlying funds directly. By investing in underlying funds indirectly through the Fund, you will incur not only a proportionate share of the fees and expenses of those underlying funds held by the Fund, but also the fees and expenses of the Fund. Furthermore, investments in other underlying funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Because the Fund invests in underlying funds, the Fund’s shareholders will be affected by the investment policies and risks of the underlying funds in direct proportion to the amount of assets the Fund allocates to those underlying funds. The risk of owning an underlying fund generally reflects the risks associated with the types of underlying securities it holds and the investment techniques that it employs. Underlying funds may periodically change their investment objectives, policies or practices, and there can be no assurance that the underlying funds will follow their stated investment policies or achieve their respective investment objectives.

The Fund may invest in underlying funds, including ETFs, that seek to replicate a specific benchmark index. However, an underlying fund may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the underlying fund and the index with respect to the weighting of securities or the number of stocks held.
The 1940 Act restricts investment by one investment company, like the Fund, in shares of other investment companies, like the underlying funds. To comply with these limitations, on any matter upon which stockholders of an underlying fund in which the Fund has invested are solicited to vote, the Fund will vote such shares in the same general proportion as shares held by other stockholders of such underlying fund or seek instructions from the Fund’s shareholders with regard to the voting on such matter. Compliance with such provisions regarding its voting of proxies may cause the Fund to incur additional costs. In addition, if the Fund votes its proxies in the same general proportion as shares held by other stockholders, the Fund may be required to vote contrary to that which the Adviser and/or the Manager believes is in the Fund’s best interests in light of its investment objectives and strategy.
Investing in ETFs subjects the Fund to additional risks, separate from those generally associated with investing in underlying funds. These and other risks associated with specific investments and strategies that may be employed by the underlying funds (and, where specified, the Fund) are discussed in more detail below.
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ETF Risk. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. ETF shares historically have tended to trade at or near their net asset value (“NAV”) per share, but there is no guarantee that they will continue to do so. ETF shares may trade at, above, or below their NAV, and lack of liquidity in an ETF could result in an ETF’s share price being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. The Fund also will incur brokerage costs when it purchases or sells ETF shares, and these costs are in addition to the other expenses borne by the Fund when investing in underlying funds.

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Asset Allocation Risk. The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among the underlying funds in which it invests according to the Fund’s asset allocation targets and ranges. The Adviser may focus on an underlying fund that performs poorly or underperforms other underlying funds under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions if the Fund’s selection and weightings of underlying funds with various asset classes and investments does not produce the desired results or performs poorly relative to other potential allocations of the Fund’s portfolio among underlying funds and asset classes. Although the Fund will attempt to invest in a number of different asset classes by means of the underlying funds, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be particularly sensitive to the risks associated with that underlying fund and any investments or strategies in which that underlying fund concentrates.

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Equity Market Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value over short or extended periods of time. Preferred stocks, which are hybrid securities that have characteristics of both bonds and common stocks, are also subject to the risk that interest rates will rise resulting in a decrease in their value. Stock prices may be impacted by real or perceived changes in the markets or an issuer’s prospects which can be based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure.

Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Accordingly, an underlying fund would generally be exposed to greater risk if investing in common stocks than preferred stocks, or investing in preferred stocks than debt obligations, given the comparative rights to receive payments from issuers associated with each. Stocks in an underlying fund’s portfolio may not increase their earnings at the rate anticipated, or may underperform relative to stocks selected according to other styles of equity investing, such as growth or value. Stock prices have historically risen and fallen in periodic cycles.
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Mortgage-Related and Other Asset-Backed Securities Risk. The underlying funds in which the Fund invests may invest in mortgage-related and other asset-backed securities. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments, including less liquidity and a greater chance of default during periods of economic downturn. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if an underlying fund holds mortgage-related securities, it may exhibit additional volatility and greater declines in value. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an underlying fund because the underlying fund may have to reinvest that money at the lower prevailing interest rates. An underlying fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

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Derivatives Risk. The underlying funds may invest in derivatives. Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate or index. The underlying funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the underlying funds may use are options, futures, swaps, and credit default swaps, among others. The underlying funds may also use derivatives for leverage, in which case their use would involve leveraging risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit and default risk, and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The success of an underlying fund’s investment in derivatives is dependent on its adviser’s ability to correctly forecast movements in the value of the reference asset, rate or index underlying the derivative. It also depends on adequate correlation between that movement and the change in value of the derivatives contract to the underlying fund. To the extent the underlying fund is investing in derivatives as a hedge, success further depends on adequate correlation between the change in value of the derivative and the change in the value of the portfolio position being hedged. An underlying fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that an underlying fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.
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Small- and Medium-Sized Company Risk. The underlying funds may invest in securities of small- and medium-sized capitalization companies, which often have shorter history of operations; more limited product lines, markets, distribution channels, or financial resources; and less experienced or smaller management teams. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. The securities of small- and medium-sized companies are also generally less liquid, followed less actively by analysts, have less readily available information, and often trade less frequently, in lower volumes and on small or over-the-counter markets, resulting in greater liquidity risk, price fluctuations and susceptibility to selling pressure. Thus, to the extent an underlying fund invests in smaller or medium-sized companies, the underlying fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.

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Interest Rate and Maturity Risk. Prices of fixed income securities generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a fixed income security, the more a change in interest rates affects its price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction. It is likely there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.
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Credit and Default Risk. The Fund could lose money if the issuer or guarantor of a fixed income security owned by an underlying fund, or the counterparty to a transaction or derivative contract, defaults on its financial obligations or experiences a decline in credit quality. This risk is greater for securities that are rated below investment grade (commonly called “junk” bonds).

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High Yield Securities Risk. An underlying fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may subject the Fund to greater levels of credit and liquidity risk than funds that do not invest in such securities. While generally offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. Many high yield securities are not registered for sale under the Securities Act of 1933 and/or do not trade frequently, which may result in greater liquidity and valuation risk. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an underlying fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, an underlying fund may lose its entire investment.

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Foreign and Emerging Market Securities Risk. The underlying funds may invest in foreign securities. Foreign investments carry risks associated with investing outside the United States, which may include currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

Foreign securities include ADRs and similar investments, including European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”), dollar-denominated foreign securities and securities purchased directly on foreign exchanges. ADRs, EDRs and GDRs are depositary receipts for foreign company stocks which are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Foreign securities, including ADRs, EDRs and GDRs, may be subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. The Fund will generally not be eligible to pass through to shareholders any U.S. federal income tax credits or deductions with respect to foreign taxes paid unless it meets certain requirements regarding the percentage of its total assets invested in foreign securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
In addition, the underlying funds may invest in emerging markets. Emerging markets are those of countries with immature economic and political structures. These markets are more volatile than the markets of developed countries.
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Currency Risk. If an underlying fund invests directly in foreign (non-U.S.) currencies or in securities that trade in or receive revenues in foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, an underlying fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.
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Leverage/Volatility Risk. When an underlying fund uses leverage, investments in that underlying fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the underlying fund’s portfolio securities or other investments. Many derivatives contracts, which are typically established with a smaller amount of cash relative to the amount of investment exposure achieved, have a leverage component and as such, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Other investment techniques and instruments used by the underlying funds, including short selling, may also create leverage with similar risks to the Fund. The use of leverage may also cause an underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain leveraged instruments have the potential for unlimited loss, regardless of the size of the initial investment, and may be highly volatile. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility, and investors may suffer a significant loss on their investment in the Fund as a result of the use of leverage by underlying funds.
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Liquidity and Valuation Risk. Certain securities in which an underlying fund invests may be difficult or impossible to sell at an attractive time and price, for example due to low trading volumes or legal restrictions, which may result in liquidity risk to the underlying fund and the Fund. When there is no willing buyer or a security cannot be readily sold, the underlying fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the underlying fund to incur expenses in addition to those normally associated with the sale of a security. Other securities pose valuation risk, referring to the possibility that an underlying fund has valued such securities at a price higher than it can sell them.

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Management Risk. The skill of the Adviser will play a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the ability of the Adviser to correctly identify underlying funds and economic trends, especially with regard to accurately forecasting inflationary and deflationary periods. In addition, the Fund’s ability to achieve its investment objective depends on the Adviser’s ability to select underlying funds, particularly in volatile stock markets. The Adviser could be incorrect in its analysis of underlying funds, industries, companies and the relative attractiveness of growth and value stocks and other matters. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are invested in other investments.

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Short Sales Risk. Short sale strategies are riskier than long investment strategies and create the risk of an unlimited loss, since the price of a security could theoretically increase without limit. Short selling shares of equity securities or ETFs may result in an underlying fund’s investment performance suffering if the value of the security sold short increases or the underlying fund is required to close out a short position earlier than it had intended. This would occur if the lender required an underlying fund to deliver the securities it borrowed at the commencement of the short sale and the underlying fund was unable to borrow the securities from other securities lenders. Furthermore, until an underlying fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. Purchasing securities to close out a short position can itself cause the price of securities to rise further, thereby increasing the loss. Short sales may cause a higher portfolio turnover and increase an underlying fund’s brokerage and other transaction expenses. The 1940 Act limits the aggregate value of a fund’s short sales to not more than 33-1/3% of its total assets. There is no assurance that a security needed to cover a short position will be available for purchase at a reasonable price.

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Commodities Risk. The underlying funds may invest in companies involved in commodity-related businesses. Investments in companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses. This is because the value of companies in commodity-related businesses may be affected by overall market movements as well as additional factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

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Concentration and Sector Risk. The Fund may invest in underlying funds that in turn concentrate their investments within a particular industry or sector and, although the Adviser selects underlying funds on their individual merits, it is expected that when the Fund’s investments are categorized into their respective economic sectors, certain industries or sectors will represent a larger portion of the overall portfolio than others. Overweighting or underweighting a portfolio in a given industry or sector may cause its performance to fluctuate more than would a more broadly diversified fund, or to be more or less sensitive, respectively, to developments affecting that industry or sector. For example, to the extent that an underlying fund concentrates in the technology sector, it will be subject to the risks of that sector, including competitive pressures of technology companies from new market entrances and technological obsolescence, as well as increased research and development costs and potential for greater governmental regulation. Furthermore, each industry or sector possesses particular risks that may not affect other industries or sectors. The Adviser’s judgment about which sectors or industries offer the greatest potential for long-term financial reward will change over time. Therefore, the underlying funds in which the Fund invests may be concentrated in any of a number of different sectors or industries.

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Portfolio Turnover Risk. The Fund and underlying funds may engage in active and frequent trading of portfolio securities. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs including, higher brokerage commissions and other expenses (relative to more passive “buy and hold” investment strategies), which may negatively affect the underlying fund’s and the Fund’s performance. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws.

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Cyber Security Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks have occurred and will continue to occur. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).
Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers (including, but not limited to, its investment adviser, administrator, transfer agent, and custodian or their agents) can result in: financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; the release of private shareholder information or confidential Fund information; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment therein to lose value. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.
An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Please see the SAI for a further discussion of risks. Information on the Fund’s recent portfolio holdings is available in the Fund’s annual, semi-annual or quarterly reports. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

WHO MANAGES THE FUND
The business and affairs of the Fund are managed by the officers of the Trust under the oversight of the Board of Trustees.
Investment Adviser
The Fund’s investment adviser is Alpha Capital Funds Management, LLC, located at 3060 Peachtree Road, NW, Suite 240, Atlanta, GA 30305. The Adviser acts as investment adviser to advisory clients with combined assets of approximately $12.8 million as of December 31, 2016.
Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Adviser makes investment decisions and places orders for the purchase and sale of portfolio securities on the Fund’s behalf. The Adviser manages the Fund’s portfolio in accordance with the stated policies of the Fund and subject to the supervision of the Board of Trustees and the Manager.
As compensation for its services, the Adviser is entitled to receive a fee from each share class at an annual rate of 0.45% of the Fund’s average daily net assets attributable to such share class. A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement is available in the Fund’s annual report to shareholders for the fiscal period ended September 30.
Manager
The Fund’s manager is EULAV Asset Management, a Delaware statutory trust, located at 7 Times Square, 21st Floor New York, NY 10036-6524. The Manager also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $2.3 billion as of December 31, 2016.
Pursuant to a management agreement with the Trust on behalf of the Fund, the Manager oversees and coordinates the daily operations of the Fund and supervises the performance of advisory, administrative and professional services provided by other service providers to the Fund, including the Adviser, the custodian, the administrator, transfer agent, fund accountant, valuation agents, auditors, attorneys and compliance providers. In addition, to the extent not required to be provided by other service providers to the Fund, the Manager performs back-office functions to assist in the Fund’s daily operations and the Manager will make available to the Trust such of the Manager’s officers and employees as are reasonably necessary for the operations of the Fund or as may be duly elected officers or trustees of the Trust and will pay their compensation, and provides its office space for use by the Trust and the Fund. The Manager does not exercise investment discretion with respect to the management of the Fund’s investment portfolio. The Manager’s role with respect to the management of the Fund’s investment portfolio is limited to the selection of the Adviser and the review of all purchases and sales of portfolio instruments made by the Fund to assess compliance with its stated investment objectives and policies.

As compensation for its services and the related expenses borne by the Manager, the Manager is entitled to receive a fee from each share class at an annual rate of 0.20% of the Fund’s average daily net assets attributable to such share class. A discussion regarding the basis for the Board of Trustees’ approval of the management agreement is available in the Fund’s annual report to shareholders for the fiscal period ended September 30.
Portfolio management
Bradley H. Alford, CFA, the Chief Investment Officer and portfolio manager of the Adviser, is primarily responsible for the day-to-day management of the Fund’s investments. Mr. Alford has been the Fund’s portfolio manager since it commenced investment operations in June 2016. Mr. Alford also served as the portfolio manager to Alpha Defensive Alternatives Fund, the Fund’s predecessor, since its inception on January 31, 2011. Prior to founding the Adviser in November 2010, Mr. Alford founded Alpha Capital Management, LLC in July 2006, where he also serves as Chief Investment Officer.
There is additional information in the SAI about Mr. Alford’s compensation, other accounts he manages and his ownership of Fund shares.

ABOUT YOUR ACCOUNT
How to choose a share class
The Fund is offering two classes of shares pursuant to this prospectus so you can choose the class that best suits your investment needs: the Investor Class and the Institutional Class. Each class of shares in a Fund represents an interest in the same portfolio of investments. The main differences between the classes are minimum purchase amounts, ongoing fees and distribution channels through which shares of the classes may be purchased. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given the amount of your purchase. Not all share classes may be available for purchase in all states or from all financial intermediaries. Your financial intermediary may receive different compensation depending upon which class you choose. You should consult your financial intermediary for more information.
Investor Class
The minimum investment in the Fund to purchase Investor Class shares is $1,000. The minimum additional investment is $100, provided that regular monthly investments of $25 or more may be made through the Systematic Purchase Plan as described in “Special services” on page 36 and no minimum applies to the automatic reinvestment of dividends and distributions received from the Fund.
The Fund has adopted, on behalf of the Investor Class, a “Service and Distribution Plan” (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is paid Rule 12b-1 fees from Investor Class assets at the annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. The Rule 12b-1 fees are used by the Distributor for its expenses relating to the distribution, marketing and administrative services provided under the Plan. The Distributor also makes payments to broker-dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to the Fund’s shares. Such services may include, among other things, answering investor inquiries regarding the Fund, processing new shareholder account applications and redemption transactions, responding to shareholder inquiries, and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The Plan also recognizes that the Adviser or Manager may make payments for such services out of their respective fees, past profits or any other source available to them. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred, which means that the Distributor may earn a profit under the Plan. Because Rule 12b-1 fees are paid out of the assets of the Investor Class on an ongoing basis, over time these fees will increase the cost of an investment in Investor Class shares and may cost you more than if you purchased Institutional Class shares.

Institutional Class
Institutional Class shares do not pay Rule 12b-1 distribution and service fees. Subject to the exceptions noted below, the minimum investment in the Fund to purchase Institutional Class shares is $10,000. The minimum amount of any additional investment is $100, provided that no minimum applies to the automatic reinvestment of dividends and distributions received from the Fund.
Notwithstanding the foregoing, no minimum investment in the Fund is required for the following persons to purchase Institutional Class shares:
•
Investors in fee-based investment advisory programs sponsored by a broker-dealer or other financial institution, that have entered into a special arrangement with the Fund and/or the Distributor specifically for such purchases, provided that the program invests in the Fund through an omnibus account.

•
Employer-sponsored retirement or benefit plans that invest in the Fund through an omnibus account, directly or through an intermediary, provided that, in the case of investment through an intermediary, the intermediary has entered into a special arrangement with the Fund and/or the Distributor specifically for that purpose.

•
Individual retirement accounts, including Regular and Roth IRAs, individual Section 403(b) plans, and Section 401(a) or (k) accounts.

•
Investors in the Alpha Defensive Alternatives Fund that became investors in the Fund on the date the Fund commenced investment operations.

Financial intermediaries should contact the Distributor to determine whether the intermediary may be eligible to offer Institutional Class shares.
Exchanges
You may exchange shares of a particular class of the Fund for shares of the same class of another Value Line mutual fund or any other funds offered through the Distributor, provided that such fund offers the same class of shares and your investment in such fund satisfies the minimum investment and any other criteria necessary to purchase such class of shares of that fund. If the other fund does not offer multiple classes, you may still obtain shares of such fund in exchange for your Fund shares, provided you satisfy any applicable criteria for purchasing shares of such fund. See “By exchange” on page 34.
Conversion
You may be eligible to convert your Investor Class shares of the Fund into Institutional Class shares of the Fund if your investment in the Fund appreciates in value, or increases through additional purchases or exchanges, to exceed any applicable minimum investment for purchasing Institutional Class shares of such Fund. Consult with your intermediary or Shareholder Services at 800-243-2729 to determine if your Investor Class shares are eligible for conversion into Institutional Class shares of the Fund.

If you hold Institutional Class shares, and exchanges or redemptions from the Fund cause the balance of your investment to fall below any applicable minimum investment for purchasing Institutional Class shares, you may be asked to bring the balance of your shares up to the minimum within 30 days. If your account is not brought up to the minimum, the Fund may convert your Institutional Class shares into Investor Class shares or redeem all of your shares and close your account. See “Account minimum” on page 35.
Payments for sub-transfer agency services
The Fund compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by financial intermediaries. This fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is in an amount generally approximating the amount of transfer agency fees that the class of the Fund would otherwise bear had such accounts been direct shareholders in the Fund and may not exceed 0.05% of the Fund’s average daily net assets attributable to such class. This fee is in addition to the Rule 12b-1 fee paid by the Investor Class.
Additional compensation to financial intermediaries
In addition, the Manager, the Adviser and/or the Distributor (collectively, the “Service Providers”) make payments to broker-dealers, banks or other financial intermediaries or their affiliates (collectively, “intermediaries”), based on Fund assets held by the intermediary, or such other criteria agreed to by the Manager, the Adviser and/or the Distributor, related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Service Providers from their own resources, which come directly or indirectly in whole or in part from fees paid by the Fund and other funds in the complex. Payments of this type are sometimes referred to as revenue-sharing payments.
An intermediary that sells Fund shares may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other funds in the complex over another investment. More information regarding these payments is contained in the Fund’s SAI, which is available as described on the back cover page of this prospectus. Your intermediary may charge you additional fees other than those disclosed in this prospectus.
Please contact your financial advisor or investment professional for more information regarding any such payments his or her firm may receive from the Service Providers, as well as about fees and/or commissions charged by that firm.

How to buy shares
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By telephone

Once you have opened an account, you can buy additional shares by calling 800-243-2729 (the Fund’s transfer agent) between 9:00 a.m. and 4:00 p.m. Eastern Time. You must pay for these shares within three business days of placing your order.
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By wire

If you are making an initial purchase by wire, you must call the Fund’s transfer agent at 800-243-2729 so you can be assigned an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the Fund.
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Through a broker-dealer

You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.
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By mail

Complete the account application and mail it with your check payable to BFDS, Agent to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler’s checks, cashier’s checks, bank drafts or third-party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
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Minimum/additional investments

Once you have completed an account application, you can make an initial purchase of the Fund’s shares with a minimum investment that varies by the class of shares you buy and the type of account. See “How to choose a share class” on page 20. Following the initial investment, additional investments can be made at any time with amounts as little as $100 (or less in certain circumstances). See “Special services” on page 36.
The price you pay for shares will depend on when your purchase order is received. The Fund reserves the right to reject any purchase order within 24 hours of its receipt and to reduce or waive the minimum purchase requirements at any time.
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Time of purchase

Your price for Fund shares is the Fund’s NAV per share which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern Time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Orders received by the close of regular trading on the Exchange in proper form, as determined by Boston Financial Data Services, Inc. (“BFDS”) or another intermediary designated by the Fund, will be priced at the NAV determined as of the close of trading on that day. The Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.
Fund shares may be purchased through various third-party intermediaries authorized by the Fund including banks, brokers, financial advisers and financial supermarkets who may charge a fee. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.
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Net asset value

The Fund’s NAV per share of each class is determined as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated, on a per class basis, by adding the value of all the securities and assets in the Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share of each class.
The Fund’s portfolio of securities and assets consists primarily, if not exclusively, of shares of the underlying funds. In calculating the Fund’s NAV per share, securities for which market prices or quotations are readily available are priced at their market value. In the case of securities traded on an exchange or the NASDAQ Stock Market, including shares of ETFs in the Fund’s portfolio, market value is typically the last quoted sale or the NASDAQ Closing Price, unless no sale occurred on that day, in which case market value is typically deemed to be the midpoint between the last available and representative bid and asked prices. In the case of shares of open-end mutual funds held in the Fund’s portfolio, market value is typically the NAV per share last reported by the applicable mutual fund. Each underlying fund typically calculates its NAV per share in accordance with procedures approved by the underlying funds’ boards of directors or trustees. The NAV per share of the Fund will fluctuate with the value of the securities held by the underlying funds in which it invests.
In calculating the Fund’s NAV per share, securities for which market valuations are not readily available, or are determined not to reflect accurately fair value, are priced at their fair value as determined by the Adviser pursuant to policies and procedures adopted by the Board of Trustees and under the Board’s general supervision. The Fund will use the fair value of a security when the closing market price on the primary exchange where a security is traded, or the NAV per share last reported by an open-end mutual fund, no longer accurately reflects the value of the security in the Adviser’s opinion due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices and last reported NAV per share, as applicable. There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. To the extent the assets of the Fund include debt securities, the Fund values debt securities with remaining maturities of 60 days or more at the time of acquisition using prices provided by a pricing service, or by prices furnished by recognized dealers in such securities. Debt securities which have a maturity of less than 60 days are priced at amortized cost, unless a security’s amortized cost is not approximately the same as its fair value, in which case the security is priced at fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.
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Important information about opening a new account

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the account application for the Fund, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit any share purchases or close your account if it is unable to verify your identity.
How to sell shares
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General

You can redeem your shares (sell them back to the Fund) at NAV by telephone and by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. Certain redemption requests must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner if the redemption is for $25,000 or more. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with a signature guarantee with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.
The Fund’s transfer agent will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check and then immediately request redemption, the Fund’s transfer agent will wait until your check has cleared, which can take up to 15 days from the day of purchase, before the proceeds are sent to you. If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

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By telephone or wire

You can sell $1,000 or more of your shares up to $25,000 by telephone or wire, with the proceeds sent to your U.S. bank the next business day after the Fund’s transfer agent receives your request.
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Through a broker-dealer

Fund shares may be sold through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary. Orders received by the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern Time) generally will be priced at the NAV determined as of the close of trading on that day. You should consult with your broker to determine if it has been so authorized.
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By exchange

You can exchange all or part of your shares of a particular class of the Fund for shares of the same class of another Value Line mutual fund or any other funds offered through the Distributor, provided that such fund offers the same class of shares and your investment in such fund satisfies any applicable minimum investment or other criteria for purchasing shares of such class of the fund. Consult with your intermediary or Shareholder Services at 800-243-2729 to determine if your shares of the Fund are eligible for exchange into shares of another fund of the same class or a different class with a lower minimum initial investment or other criteria that you satisfy. If the other fund does not offer multiple classes, you may still obtain shares of such fund in exchange for your Fund shares, provided you satisfy any applicable criteria for purchasing shares of such fund. There may be limitations on exchanging Fund shares for shares of another fund or a different class of shares, or moving shares held in certain types of accounts to a different type of account or a new account maintained by a financial intermediary.
When you exchange shares of the Fund for another fund, you are purchasing shares of such other fund and should be sure to get a copy of that fund’s prospectus and read it carefully before buying shares through an exchange.
To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any purchase order within 24 hours of its receipt.
When you send the Fund’s transfer agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the transfer agent. For each account involved you should provide the account name, number, name of the Fund, and exchange or redemption amount. Call 800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

Exchanges among the Value Line mutual funds, or any other funds offered through the Distributor, are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.
This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund’s ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.
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Account minimum

If, as a result of redemptions or exchanges, your account balance in Investor Class shares falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.
If you hold Institutional Class shares, and exchanges or redemptions from the Fund cause the balance of your investment to fall below any applicable minimum investment for purchasing Institutional Class shares, the Fund may similarly ask you to increase your balance within 30 days. If your account is not brought up to the minimum, the Fund may convert your Institutional Class shares into Investor Class shares or redeem all of your shares and close your account.
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Redemption in kind

The Fund reserves the right to make a redemption in kind — payment in liquid portfolio securities, wholly or in part, rather than cash — if the amount being redeemed is large enough to affect Fund operations. The redeeming shareholder will pay transaction costs, including brokerage fees, to sell these securities and will bear the market and tax risk of holding the securities.
Frequent purchases and redemptions of Fund shares
Frequent purchases and redemptions of the Fund’s shares entail risks, including dilution in the value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemptions of Fund shares, the Fund’s Board of Trustees has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund may consider trading in its shares to be excessive if an investor:
•
sells shares of the Fund within 30 days after the shares were purchased;

•
makes more than four exchanges out of the Fund during a calendar year (other than systematic purchases and redemptions); or

•
enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Fund shares, the Distributor monitors selected trades that have been identified by the Fund’s transfer agent. If the Distributor determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Distributor will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, or broker, or accounts that the Distributor believes are under their control.
While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Manager, the Distributor, the Fund nor any of the Fund’s service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The ability to monitor trading practices by investors purchasing shares through omnibus accounts is dependent upon the cooperation of the financial intermediary in observing a Fund’s policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, the Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Fund’s request, certain identifying and transaction information regarding its underlying shareholders.
Should the Fund detect market timing activity, it may terminate the account or prohibit future purchases or exchanges by the underlying shareholders. Because omnibus accounts may apply their own market timing policies with respect to their accounts and because the Distributor retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.
Special services
To help make investing with the Fund as easy as possible, and to help you manage your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

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The Systematic Purchase Plan allows you to purchase Investor Class shares by making regular monthly investments of  $25 or more automatically from your checking account.

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The Systematic Cash Withdrawal Plan allows you to arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of  $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you for federal income tax purposes.

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You may buy shares in the Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

Dividends, distributions and taxes
The Fund intends to pay dividends from its net investment income, if any, annually and to distribute any capital gains that it has realized annually. The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares. If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund will cancel your check and reinvest the proceeds in additional Fund shares at the NAV per share on the date of cancellation. No interest will be paid on your uncashed check. Thereafter, your dividends and other distributions will be automatically reinvested in additional Fund shares unless you subsequently contact the Fund and request to receive distributions by check.
Investors should consider the tax consequences of buying shares of the Fund shortly before the record date of a dividend or capital gain distribution, because such dividend or distribution will generally be taxable even though the NAV of shares of the Fund will be reduced by the dividend or distribution.
You will generally be taxed on dividends and distributions you receive, regardless of whether you reinvest them or receive them in cash. For federal income tax purposes, distributions from short-term capital gains will be taxable as ordinary income. Dividends from net investment income will either be taxable as ordinary income or, if certain conditions are met by the Fund and the shareholder, including holding period requirements, as “qualified dividend income” taxable to individual shareholders at a reduced maximum U.S. federal income tax rate.
Distributions reported to you by the Fund as capital gain dividends will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on dividends and distributions.

The applicable reduced maximum federal income tax rate on qualified dividend income and long-term capital gains varies depending on the taxable income and status of the shareholder, but, for 2017, generally is 20% for individual shareholders with taxable income in excess of  $418,400 ($470,700 if married and file jointly/$235,350 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions, in which case the applicable tax rate is 0%).
Also, a 3.8% Medicare tax is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains.
The Fund will send you a statement by February 15th each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.
If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about the tax consequences of investing through a tax-deferred account.
You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.
The Fund is required to report to the Internal Revenue Service (“IRS”) and to furnish to Fund shareholders “cost basis” information for Fund shares. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these rules. Also, if you purchase Fund shares through a broker (or other nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.
Cost basis will be calculated using the Fund’s default method of average cost basis, unless you instruct the Fund to use a different IRS-accepted cost basis method. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.
Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

As with all mutual funds, the Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
The above discussion is meant only as a summary; more information is available in the SAI. You should consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible withholding taxes for non-U.S. shareholders.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the performance of the Fund in the period since it commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.
The financial highlights of the Fund shown below for Institutional Class shares of the Fund represent the financial history of the Alpha Defensive Alternatives Fund, a series of Advisors Series Trust, which was acquired by the Fund in reorganization on June 10, 2016. The information for the fiscal years ended September 30, 2012, September 30, 2013, September 30, 2014, and September 30, 2015 have been audited by Alpha Defensive Alternatives Fund’s independent registered public accounting firm. The information for the year ended September 30, 2016 has been derived from the Fund’s financial statements which were audited by PricewaterhouseCoopers LLP whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800-243-2729 or at www.vlfunds.com.
Financial Highlights

Selected Data for a share of capital stock outstanding throughout each year
	Institutional Class Years Ended September 30,
	2016	2015(6)	2014(6)	2013(6)	2012(6)
Net asset value, beginning of year	$9.50	$10.28	$9.95	$10.22	$9.88
Income/(loss) from investment operations:
Net investment income(1)(2)	0.05	0.25	0.09	0.12	0.26
Net gains/(losses) on securities (both realized and unrealized)	(0.23)	(0.76)	0.37	(0.23)	0.43
Total from investment operations	(0.18)	(0.51)	0.46	(0.11)	0.69
Less distributions:
Dividends from net investment income	(0.15)	(0.27)	(0.13)	(0.16)	(0.35)
Total distributions	(0.15)	(0.27)	(0.13)	(0.16)	(0.35)
Net asset value, end of year	$9.17	$9.50	$10.28	$9.95	$10.22
Total return	(1.92)%	(5.10)%	4.65%	(1.07)%	7.13%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$12,695	$20,756	$37,579	$28,130	$15,950
Ratio of gross expenses to average net assets(3)	1.61%(4)	1.21%(4)	1.18%(4)	1.33%(4)	2.24%(4)
Ratio of net expenses to average net assets(3)	1.24%(5)	1.25%(5)	1.25%(5)	1.25%(5)	1.25%(5)
Ratio of net investment income to average net assets(2)	0.54%	2.57%	0.93%	1.19%	2.64%
Portfolio turnover rate	268%	124%	103%	152%	128%

(1)
Based on average shares outstanding.

(2)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(3)
Does not include expenses of the investment companies in which the Fund invests.

(4)
Ratio reflects expenses grossed up for the reimbursements/waivers and recoupments by the Adviser, Manager and Distributor of certain expenses.

(5)
Ratio reflects expenses net of the reimbursements/waivers by the Adviser, Manager and Distributor of certain expenses incurred by the Fund.

(6)
These years were audited by a predecessor audit firm, whose opinions were unqualified.

Financial Highlights

Selected Data for a share of capital stock outstanding throughout each year:
Investor Class
June 13, 2016(1) to September 30, 2016
Net asset value, beginning of year	$9.14
Income/(loss) from investment operations:
Net investment income(2)(3)	0.02
Net loss on securities (both realized and unrealized)	(0.00)(4)
Total from investment operations	0.02
Net asset value, end of year	$9.16
Total return	0.22%(5)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$442
Ratio of gross expenses to average net assets(6)(7)	5.82%(8)
Ratio of net expenses to average net assets(6)(9)	1.45%(8)
Ratio of net investment income to average net assets(3)	0.58%(8)
Portfolio turnover rate	268%(5)
(1)
Commencement of operations.

(2)
Based on average shares outstanding.

(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(4)
Amount is less than $0.01 per share.

(5)
Not annualized.

(6)
Does not include expenses of the investment companies in which the Fund invests.

(7)
Ratio reflects expenses grossed up for the reimbursement by the Adviser, Manager and Distributor of certain expenses incurred by the Fund.

(8)
Annualized.

(9)
Ratio reflects expenses net of the reimbursement by the Adviser, Manager and Distributor of certain expenses incurred by the Fund.

For more information
Two documents are available that offer further information about the Fund:
Annual/Semi-annual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).
Statement of Additional Information
The SAI contains more detailed information about the Fund. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents from the Fund:
There are several ways you can get a current annual/semi-annual report, prospectus or SAI:
Online: www.vlfunds.com
By mail: 7 Times Square, 21st Floor, New York, NY 10036-6524
By phone: 1-800-243-2729
You can also view or obtain copies of these documents through the SEC:
Online: www.sec.gov
By e-mail: (duplicating fee required)	publicinfo@sec.gov
By mail: (duplicating fee required)	Public Reference Section Securities and Exchange Commission Washington, DC 20549-1520
In person:
at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room call 1-202-551-8090.

Manager	Investment Adviser
EULAV Asset Management 7 Times Square, 21st Floor New York, NY 10036-6524	Alpha Funds Capital Management, LLC 3060 Peachtree Road NW, Suite 240 Atlanta, GA 30305
Distributor	Service Agent
EULAV Securities LLC 7 Times Square, 21st Floor New York, NY 10036-6524	State Street Bank and Trust Company c/o BFDS P.O. Box 219729 Kansas City, MO 64121-9729
Custodian
State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Value Line Defensive Strategies Fund A series of Value Line Funds Investment Trust 7 Times Square, 21st Floor, New York, NY 10036-6524	File No. 811-22965

VALUE LINE DEFENSIVE STRATEGIES FUND
A series of Value Line Funds Investment Trust
Investor Class	VLDSX
Institutional Class	VLDIX
7 Times Square, 21st Floor, New York, New York 10036-6524
1-800-243-2729
www.vlfunds.com

STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 1, 2017

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of Value Line Defensive Strategies Fund (the “Fund”), dated February 1, 2017, a copy of which may be obtained without charge by writing or telephoning the Fund at the address or phone number indicated above. The Fund is a series of Value Line Funds Investment Trust (the “Trust”). The financial statements, accompanying notes and report of the Fund’s independent registered public accounting firm appearing in the Fund’s 2016 Annual Report to Shareholders (“Annual Report”) are incorporated by reference in this Statement of Additionsl Information. A copy of the Fund’s Annual Report and most recent semi-annual report is available from the Fund upon request and without charge by calling 800-243-2729 or online at www.vlfunds.com.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
History and Classification.
The Fund is an open-end, diversified management investment company established as a separate series of the Trust in 2016. The Trust is a Massachusetts business trust, organized in Massachusetts in 2014 as a series trust authorized to issue separate series and classes of shares of beneficial interest. The Fund currently offers two classes of shares: Investor Class shares and Institutional Class shares. The Fund’s manager is EULAV Asset Management (the “Manager”), a Delaware statutory trust. The Fund’s adviser is Alpha Funds Capital Management, LLC (the “Adviser”).
On June 10, 2016, the Fund acquired all the assets and assumed certain liabilities of the Alpha Defensive Alternatives Fund, a series of Advisors Series Trust. Since Alpha Defensive Alternatives Fund’s investment objective and policies are the same in all material respects as those of the Fund, and since the Fund has engaged the investment adviser that provided services to Alpha Defensive Alternatives Fund, as the Adviser, the Fund has adopted the prior performance and financial history of Alpha Defensive Alternatives Fund.
Non-principal Investment Strategies and Associated Risks
The following supplements the information concerning the Fund’s investment objectives, policies and limitations found in the Prospectus. The Fund invests substantially all of its assets in other open-end mutual funds and exchange-traded funds (“ETFs”). The other funds in which the Fund invests are referred to in this SAI as “Underlying Funds.”
The Adviser anticipates that the number and identity of the Underlying Funds and other investments will vary over time as a result of allocations and reallocations among new and existing Underlying Funds and the performance of each Underlying Fund as compared to the performance of other Fund assets. In addition, to avoid potential adverse regulatory consequences, the Fund may need to hold its interest in an Underlying Fund in non-voting form or limit its voting rights to a certain percentage. Through its investments in the Underlying Funds, the Fund will invest in different proportions of various equity, fixed-income, real estate, commodity, and currency securities, as well as futures and other derivative instruments. However, the Fund reserves the right to invest without limitation in Underlying Funds that invest exclusively or primarily in any of these asset classes depending upon market conditions.
Common Stock. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks. Accordingly, an Underlying Fund can lose money through its stock investments.
Convertible Securities. The Underlying Funds may invest in convertible securities, including synthetic convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities. Synthetic convertible bonds are financial instruments created by combining two or more separate securities that, in total, have returns that are similar to a convertible bond. Synthetic convertible bonds in which the Fund invests may be created by investment banks and brokerage firms. These may include structured equity linked products and index-linked and equity-linked convertible structured notes. Because convertible securities have characteristics of both bonds and common stocks, they are subject to risks associated with both debt securities and equity securities. See “Lower Rated (High Yield) Securities,” “Common Stock,” “Corporate Debt Securities” and, in the case of synthetic convertible securities, “Hybrid Instruments” below.
Corporate Debt Securities. Corporate debt securities are long-term and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. Underlying Funds may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. An Underlying Fund’s investment adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund. This risk of an issuer or counterparty defaulting on its obligations is referred to as credit risk and also applicable to other types of debt securities. Other risks associated with investments in debt securities and fixed income instruments generally include interest rate/maturity risk, prepayment/extension risk and inflation risk. Interest rate/maturity risk is the risk that increases in prevailing interest rates may cause fixed income securities held by an Underlying Fund to decline in value. The magnitude of this decline may be greater for longer-term fixed income securities than shorter-term fixed income securities. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Underlying Fund earlier than expected. Extension risk is the risk that an issuer may exercise its right to pay principal on an obligation held by the Underlying Fund later than expected. Inflation risk is the risk that inflation may offset and may outpace any return received on a fixed income security, resulting in a long-term erosion of purchasing power. Inflation risk is mitigated for fixed income securities that are “inflation-indexed” and typically greater for debt securities that pay a fixed (rather than a variable) interest rate. See “Lower Rated (High Yield) Securities,” “Government Debt Securities,” and “Mortgage-Backed and Asset-Backed Securities.”
Derivatives. Derivatives are financial instruments which derive their value from an underlying asset, reference rate or index. Derivatives may be used by an Underlying Fund for hedging purposes, including protecting unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates that would otherwise reduce the market value of the Fund’s investment portfolio. Derivatives may also be used by an Underlying Fund for non-hedging (sometimes referred to as “speculative”) purposes, such as enhancing returns, efficiently investing excess cash or quickly gaining market exposure.
The Adviser is not regulated by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator or commodity trading advisor under the Commodity Exchange Act, and intends to limit the Fund’s investments in Underlying Funds that invest in derivatives to avoid such regulation. Under

CFTC Regulation 4.5 exclusion from regulation as a commodity pool operator, the Fund’s commodity interests — other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions do not exceed 5% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase), or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in Regulation 4.5, the Fund must satisfy a marketing test which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. An exclusion under Regulation 4.5 has been claimed with respect to the Fund, and any investment by the Fund must comply with one of the two alternative de minimis limitations described above. Complying with the limitations may restrict the Fund’s ability to invest in Underlying Funds that use derivatives as part of their investment strategies and may subject the Fund to additional costs, expenses and administrative burdens. The Fund could become subject to regulation as a commodity pool in the future which would further increase such costs, expenses and administrative burdens.
“Fund-of-funds” like the Fund may be at greater risk than other mutual funds of future regulation as a commodity pool because the application of Regulation 4.5 to “funds-of-funds” remains unclear. The CFTC is expected to issue revised guidance regarding the application of the de minimis thresholds to fund-of-fund positions. In the interim, the Adviser has filed with the CFTC to avail itself of an extension from the commodity pool operator registration requirements which is available to fund-of-funds. If the revised CFTC fund-of-funds guidance does not permit the Fund to continue to claim the exclusion provided by Regulation 4.5, the Fund may be required to register with the CFTC as a “commodity pool” and become subject to regulation under the Commodity Exchange Act, which could increase the Fund’s expenses and adversely affect investment returns.
Because derivative positions are typically established with a small amount of cash relative to the total amount of investment exposure they generate, the magnitude of losses from derivatives is generally much greater than the amount originally invested by an Underlying Fund. Underlying Funds will be required to “set aside” (often referred to as “segregate”) liquid assets, or engage in other measures approved by the Securities and Exchange Commission (“SEC”) or its staff, to “cover” open positions with respect to certain kinds of derivatives. In the case of futures contracts that are not contractually required to cash settle, for example, an Underlying Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, an Underlying Fund is permitted to set aside liquid assets in an amount equal to the Underlying Fund’s daily marked-to-market net obligations (i.e., the Underlying Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures contracts, an Underlying Fund may employ leverage to a greater extent than if the Underlying Fund were required to segregate assets equal to the full notional value of such contracts. An Underlying Fund may be required to liquidate its derivative positions or other attractive investments at inopportune times to fulfill these segregation requirements.
Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, counterparty credit risk associated with derivatives purchased on an exchange is lower than derivatives purchased through privately negotiated transactions.

Derivatives contracts entered into by the Underlying Funds will be subject to special tax rules. These rules may accelerate income, defer losses, cause adjustments in the holding periods of securities, convert capital gain into ordinary income, and convert short-term capital losses into long-term capital losses with respect to the Underlying Fund and the Fund. As a result, these rules could affect the amount, timing and character of the Underlying Fund or Fund distributions. However, the Fund anticipates that these investment activities will not prevent the Fund from qualifying as a regulated investment company.
Futures Contracts Generally. Underlying Funds may invest in futures contracts which obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of the underlying asset, reference rate or index at the close of the last trading day of the contract and the price at which the contract is entered into. The contractual obligation is satisfied by either a cash settlement or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the asset, rate or index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the asset, rate or index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by the Underlying Fund entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Underlying Fund is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Underlying Fund pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by the Underlying Fund entering into a short futures contract. If the offsetting short price exceeds the long price, the Underlying Fund realizes a gain, and if the offsetting short price is less than the long price, the Underlying Fund realizes a loss.
No consideration is paid or received by the Underlying Fund upon entering into a futures contract. Initially, the Underlying Fund is required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as “initial margin” and is in the nature of a performance bond or good-faith deposit on the contract which is returned to the Underlying Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the security, rate or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”
Successful use of futures contracts by an Underlying Fund is subject to its investment advisers ability to predict correctly movements in the direction of the market or reference rate. When the Underlying Fund uses futures contracts for hedging purposes, their successful use also is dependent on adequate correlation between movements in the price of the futures contract and movements in the price of the portfolio positions, which are the subject of the hedge. If the investment adviser’s judgment about the several factors influencing the direction of the market or rate is wrong, the Underlying Fund’s overall performance may be worse than if no such contracts had been entered into. For example, if the Underlying Fund has entered into a futures contract to hedge against the possibility of a decline in the market or interest rates that would adversely affect the Underlying Fund’s portfolio and stock prices or interest rates increase instead, the Underlying Fund will lose part or all of the benefit of the increased value of the portfolio position being hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Underlying Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Underlying Fund may have to sell securities at a time when it may be disadvantageous to do so.

Stock Index Futures Contracts and Options Thereon. Underlying Funds may trade in stock index futures contracts and in options on such contracts. Such contracts are entered into on exchanges designated by the CFTC. Underlying Funds may invest in stock index futures and options to realize profits and to hedge securities positions held by the Underlying Fund. For example, should the Underlying Fund anticipate a decrease in the value of its portfolio securities, it could enter into futures contracts to sell stock indices, thereby partially hedging its portfolio against the anticipated losses. Losses in the portfolio, if realized, should be partially offset by gains on the futures contracts. Conversely, if the Underlying Fund anticipated purchasing additional portfolio securities in a rising market, it could enter into futures contracts to purchase stock indices, thereby locking in a price. The implementation of these strategies by the Underlying Fund should be less expensive and more efficient than buying and selling the individual securities at inopportune times.
There can be no assurance of the Underlying Funds’ successful use of stock index futures for investment purposes or as a hedging device. The risk of imperfect correlation increases as the composition of an Underlying Fund’s securities portfolio diverges from the securities included in the applicable stock index. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Underlying Fund’s investment adviser still may not result in a successful hedging transaction. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Underlying Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Underlying Fund then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Underlying Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.
Underlying Funds may also purchase put and call options on stock index futures contracts on commodity exchanges or write covered options on such contracts. A call option gives the purchaser the right to buy, and the writer the obligation to sell, while a put option gives the purchaser the right to sell and the writer the obligation to buy. Unlike a stock index futures contract, which requires the parties to buy and sell the stock index on a set date, an option on a stock index futures contract entitles its holder to decide on or before a future date whether to enter into such a futures contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of  “variation” or “maintenance” margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by an Underlying Fund does change and is reflected in the net asset value of the Underlying Fund. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.
Successful use of stock index futures by the Underlying Funds is also subject to their investment advisers’ ability to predict correctly movements in the direction of the market. If an investment adviser’s judgment about the several directions of the market is wrong, the Underlying Fund’s overall performance may be worse than if no such contracts had been entered into. For example, if the Underlying Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Underlying Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Underlying Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Underlying Fund may have to sell securities at a time when it may be disadvantageous to do so. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Underlying Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Underlying Fund then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Underlying Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased. Use of options on stock index futures entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted.
Covered Call Options. Underlying Funds may write covered call options on stocks held in their portfolio options for reasons such as realizing profits through the receipt of premiums or hedging securities positions held by such Underlying Fund. When an Underlying Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) at any time during the option period. If the option expires unexercised, the Underlying Fund will realize income in the amount received for writing the option (the “premium”). If the option is exercised, a decision over which the Underlying Fund has no control, the Underlying Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. Because the call option must be covered, the Underlying Fund also forgoes the opportunity to sell the underlying security during the option period.
The purchase of a call option has the effect of closing out a position when the purchased call option is for the same security at the same exercise price and expiration date as a call option which an Underlying Fund has written. Purchasing call options to close out call options written by an Underlying Fund may be done to avoid liquidating that Underlying Fund’s position upon exercise of the option by its purchaser or to extinguish the call option sold by the Underlying Fund so as to be free to sell the underlying security. In closing out a position, an Underlying Fund realizes a gain if the amount paid to purchase the call option is less than the net premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the net premium received for writing a similar option. Generally, an Underlying Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.
Equity-linked Securities. Underlying Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that an Underlying Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. In addition, an Underlying Fund, and therefore the Fund, bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities may be considered illiquid and thus subject to an Underlying Fund’s restriction on investments in illiquid securities. See “Foreign Securities” and “Illiquid and Restricted Securities” below.
Event-linked Exposure. Underlying Funds may obtain event-linked exposure by investing in “event-linked bonds” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. These event-linked bonds are commonly referred to as “catastrophe bonds.” For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose an Underlying Fund, and therefore the Fund, to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” below.
Exchange Traded Funds. The Fund may invest in a range of ETFs. When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.
Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.
The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.
There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount.
Although the Fund believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

Foreign Securities. An Underlying Fund may invest in foreign securities, either directly or by purchasing American Depository Receipts (“ADRs”) or other investment companies that hold foreign securities or ADRs. Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions, and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.
Government Debt Securities. Underlying Funds may invest in debt securities issued or guaranteed by the U.S. government and its states, territories and other political subdivisions including state and local municipalities, as well as their respective agencies and instrumentalities. Government debt securities may be “general obligation bonds” which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal, or “revenue bonds” which are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the revenues from a special excise tax or other specific source, but not from general tax revenues. Revenue bonds include tax-exempt industrial revenue bonds that generally do not have the pledge of the credit of the issuer but are supported by revenues from a taxable corporation that operates a facility that was financed by the funds from the bond issue, and the pledge, if any, of real and personal property so financed as security for such payment. There are also a variety of hybrid and special types of government securities that have characteristics of both general obligation and revenue bonds. There is risk that bonds which were issued as tax-exempt may be reclassified by the Internal Revenue Service (“IRS”) as taxable, creating taxable rather than tax-exempt income. Moreover, new federal or state legislation may adversely affect the tax-exempt status of municipal securities or the financial ability of municipalities to repay these obligations. Although distributions of interest income from tax-exempt securities are generally exempt from regular federal income tax, the alternative minimum tax may still apply and distributions from other sources, including capital gain distributions and any gains on the sale of shares of an underlying fund, are not exempt from regular federal income tax. Government debt securities, like corporate debt securities, are typically deemed to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments, whereas lower-rated securities have the additional risks described in “Lower Rated Securities” below. An investment in government debt securities is also subject to the general risks associated with investing in debt securities described above in “Corporate Debt Securities.”
Hybrid Instruments. The Fund and the Underlying Funds may acquire hybrid securities. A third party or the Adviser may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stock and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants that result in a gain if the price of the common stock exceeds the exercise price during the exercise period. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, increased total return, and replication of the performance of another security. However, the performance of a hybrid security may differ from that of the security it seeks to replicate because the hybrid security comprises two or more separate securities, each with its own market value that together determine its value. Also, some hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. The purchase of hybrids also exposes an Underlying Fund, and therefore the Fund, to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.
Illiquid and Restricted Securities.  The Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities, which may include certain private funds, are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund’s books. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the 1933 Act. However, a large institutional market exists for certain securities that are not registered under the 1933 Act, including the resale of certain securities to qualified institutional buyers pursuant to a “safe harbor” provided in Rule 144A under the 1933 Act. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund’s Adviser to the Board of Trustees.
Investment Company Securities and Exchange-traded Funds. The Fund will invest in securities issued by other investment companies, including open-end investment companies, such as ETFs. When the Fund invests in another investment company, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. These fees and expenses are in addition to, and may be duplicative of, the Fund’s direct fees and expenses. The Fund has no control over the investment decisions made by other investment companies. If the investment company is buying (or selling) a security of the same issuer whose securities are being sold (or bought) by the Fund, the result of this would be an indirect expense to the Fund without accomplishing any investment purpose. Certain of the investment companies in which the Fund invests may follow “passive strategies” by holding securities included in, or representative of, an underlying index. Although the Fund invests in such funds to gain exposure to the index, the performance of a passively-managed fund may not track its index because the fund charges additional fees and expenses and may hold additional or different securities from the index. The Fund may invest in “non-diversified” funds, which invest most of their assets in a small number of companies, or in funds that concentrate their investments in an industry or group of industries. Such funds may be more susceptible to the economic, political or other risks associated with investing in those particular companies or industries, respectively. The Fund may also invest in investment companies that are not registered under the 1940 Act. Unique risks, described in greater detail above, are associated with investing in ETFs or such unregistered funds.
The Fund’s investments in other investment companies are subject to limitations prescribed by the 1940 Act, unless an exemption is applicable or as may be permitted by rules under the 1940 Act or interpretations thereof by the staff of the SEC or exemptive orders therefrom. With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund (referred to as the “3% Limitation,” “5% Limitation” and “10% Limitation,” respectively). However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if  (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1½%. In the alternative, SEC Rule 12d1-3 provides that the Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1½%, provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. (“FINRA”) rules. An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) is not required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. As a result, the Fund’s liquidity will be limited with respect to its investment in other funds. Also, to rely on Section 12(d)(F) of the 1940 Act, the Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In the future, the Fund and the Adviser may apply to the SEC for an order exempting the Fund from certain provisions of the 1940 Act that otherwise prevent the Fund from investing in other investment companies over the limits described above.
Certain ETFs have obtained exemptive relief to allow purchases of their shares by other investment companies like the Fund in excess of the 3% Limitation. However, such exemptive relief is only available if both the Fund and the ETF take appropriate steps to comply with the conditions of the exemptive order granting such relief.
Lower Rated (High Yield) Securities. An Underlying Fund may invest in debt securities that are rated below-investment grade. Below investment grade securities (commonly called “high yield” or “junk” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness or the risky nature of an investment for which limited or no recourse to the issuer is provided. The income on and market prices of these debt securities usually fluctuate more than that of investment grade debt securities and may decline more significantly in periods of general economic difficulty. High yield debt instruments are more vulnerable to changes in interest rates and inflation, in part because leveraged or overextended issuers and investments are more sensitive to adverse changes.

Below investment grade securities also tend to pose greater risks of illiquidity than higher-quality securities. Many are not registered for sale under the 1933 Act and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. As a result, high yield debt instruments also generally pose a greater risk of being valued incorrectly by the market or Underlying Fund.
Mortgage-backed and Asset-backed Securities. The Underlying Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like other fixed income securities, mortgage-backed and asset-backed securities are subject to interest rate/maturity risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain mortgage-backed and asset-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. See “Corporate Debt Securities” above for further information on general risks associated with investing in debt securities.
Preferred Stock. The Underlying Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Real Estate Securities and Related Derivatives. An Underlying Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. An Underlying Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries.
REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund when investing in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.
Repurchase Agreements. The Fund and the Underlying Funds may invest temporary cash balances in repurchase agreements to generate current income. A repurchase agreement involves a sale of securities to a fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of FICC or a seller of a repurchase agreement, to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.
Securities Lending. The Underlying Funds may lend portfolio securities to brokers, dealers and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit), or money market funds maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Underlying Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Underlying Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Underlying Fund. The Underlying Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Underlying Fund in permissible investments, or a fee, if the collateral is U.S. government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Underlying Fund may pay lending fees to the party arranging the loan.
Short Sales. An Underlying Fund may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments, to gain exposure to or adjust exposure to various market sectors, to offset potential declines in long positions in similar securities or otherwise take advantage of market conditions. A short sale is a transaction in which the Underlying Fund sells a security it does not own in anticipation that the market price of that security will decline.
When the Underlying Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Underlying Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time that the Underlying Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Underlying Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
Small Capitalization and Newer Companies. An Underlying Fund may invest in securities issued by companies that have been formed more recently and/or have smaller market capitalizations. Such companies typically pose greater risk than investing in larger, more established companies. Small capitalization and newer companies often have more volatile market prices, less capital, a shorter history of operations, and less experienced management than larger companies. Smaller companies may be followed less actively by analysts and have less readily available information. In addition, securities of smaller companies often trade less frequently, in lower volumes and on smaller or OTC markets, resulting in greater price fluctuations and susceptibility to selling pressure.
Warrants and Stock Purchase Rights. The Underlying Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
When-issued, Delayed Delivery and Forward Commitment Transactions. An Underlying Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities the Underlying Fund has committed to purchase prior to the time delivery of the securities is made, although the Underlying Fund may earn income on securities it has segregated or “earmarked.”
When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Underlying Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Underlying Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Underlying Fund’s other investments. If the Underlying Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Underlying Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Underlying Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or could suffer a loss. The Underlying Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss.
Temporary Defensive Positions. The Fund may, without limit, invest in U.S. government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objectives.

Unregistered Funds. The Fund invests in Underlying Funds, which may invest in other funds, which may not be registered as investment companies under the 1940 Act. Investments in unregistered funds generally will be illiquid and generally may not be transferred without the consent of the Fund (or Underlying Fund). The Fund (or Underlying Fund) may be unable to liquidate an investment in an underlying unregistered fund when desired (and incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in an unregistered fund, the Fund (or Underlying Fund) may receive securities that are illiquid or difficult to value. The Fund may not be able to withdraw from an underlying unregistered fund except at certain designated times, thereby limiting the ability of the Adviser to withdraw assets from an underlying unregistered fund that may have poor performance or for other reasons. The fees paid by unregistered funds to their advisers and general partners or managing members often are significantly higher than those paid by registered funds and generally include a percentage of gains. The value of the Fund’s (or Underlying Fund’s) interest in these unregistered funds will be affected by these fees.
Portfolio Turnover. The Adviser expects the annual portfolio turnover rate of the Fund to be approximately 100% to 150%. The portfolio turnover rate for the year ended September 30, 2016, was 268%. The higher rate was primarily due to investor activity.
Fund Fundamental Policies.
In addition to any fundamental policies set forth in the Prospectus, the Fund has the following fundamental policies:
Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not:
Concentration.	1.	purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry.
Borrowing.	2.	borrow money.
Senior Securities.	3.	issue senior securities.
Lending.	4.	make loans.
Real Estate & Commodities.	5.	purchase or sell commodities or real estate.
Underwriting Securities.	6.	underwrite the securities of other issuers.
The policies set forth above may not be changed with respect to the Fund without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of  (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.
Non-fundamental Policies.
The Fund’s investment objectives are considered non-fundamental and can be changed by the Board of Trustees without the approval of shareholders. The Fund seeks to achieve capital preservation while producing positive returns with low volatility regardless of broad equity and debt market directions.

Additional Information about the Fund’s Policies.
The information below is not part of the Fund’s fundamental or non-fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the Fund. Where applicable, information is also provided regarding the Fund’s current intention with respect to certain investment practices permitted by the 1940 Act.
For purposes of fundamental policy (1), the Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of other investment companies or securities of the U.S. government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.
For purposes of fundamental policy (2), the Fund may borrow money in amounts of up to 33 1∕3% of its total assets from banks for any purpose. Additionally, the Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).
For purposes of fundamental policy (3), a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the Fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by either entering into offsetting transactions, or segregating or earmarking liquid assets equal in value to the amount of the Fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund.
For purposes of fundamental policy (4), the Fund may not lend more than 33 1∕3% of its total assets, provided that this limitation shall not apply to the Fund’s purchase of debt obligations.
For purposes of fundamental policy (5), the Fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the Fund does not consider currency contracts or hybrid instruments to be commodities.
For purposes of fundamental policy (6), the policy will not apply to the Fund to the extent such Fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

MANAGEMENT OF THE FUND
The business and affairs of the Fund are managed by the officers of the Trust under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Fund. Each Trustee serves as a director or trustee of each of the other registered investment companies advised by the Manager (together with the Fund, the “Value Line Funds”). Each Trustee serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee*
Mitchell E. Appel Age: 46	Trustee	Since 2016	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Manager since February 2009, Trustee since December 2010 and Treasurer since January 2011.	12	Forethought Variable Insurance Trust (September 2013- present)
Non-Interested Trustees
Joyce E. Heinzerling Age: 60	Trustee	Since 2016	President, Meridian Fund Advisers LLC (consultants) since 2009.	12	None
James E. Hillman Age: 59	Trustee (Chair of the Board of the Value Line Funds since April 2016)	Since 2016	Chief Financial Officer, Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	12	Miller/Howard Funds Trust (2014 to present)
Michael Kuritzkes Age: 56	Trustee	Since 2016	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President And General Counsel, Harbinger Group Inc. (public holding company), 2013-2014; Executive Vice President and General Counsel, Digital First Inc., 2012-2013; Executive Vice President and General Counsel, Philadelphia Media LLC, 2010-2012.	12	None
Paul Craig Roberts Age: 77	Trustee	Since 2016	Chairman, Institute for Political Economy.	12	None
Nancy-Beth Sheerr Age: 67	Trustee	Since 2016	Independent Trustee and Managing Member of NBS Consulting LLC since November 2014; Senior Financial Consultant, Veritable, L.P. (investment advisor) until December 2013.	12	None
Officers
Mitchell E. Appel Age: 46	President	Since 2016
President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Manager since February 2009, Trustee since December 2010 and Treasurer since January 2011.
				N/A	N/A
Michael J. Wagner Age: 66	Chief Compliance Officer	Since 2016
Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present) and Senior Vice President (2004-2006); President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC.
				N/A	N/A

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Emily D. Washington
Age: 38	Treasurer and Chief Financial Officer; Secretary	Since 2016	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Manager since 2011.	N/A	N/A

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Manager.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.
Committees. The non-interested Trustees of the Fund serve as members of the Audit Committee of the Board of Trustees. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund’s independent registered public accounting firm to review the range of their activities and to discuss the Fund’s system of internal accounting controls. The Audit Committee also meets with the Fund’s independent registered public accounting firm in executive session at most meetings of the Audit Committee. There were two meetings of the Audit Committee during the last calendar year. There is a Valuation Committee consisting of Mitchell E. Appel and Joyce E. Heinzerling (or one other non-interested Trustee if she is not available). There were no meetings of the Valuation Committee during the last calendar year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Manager, in accordance with the valuation procedures adopted by the Board of Trustees. There is also a combined Nominating/Governance Committee consisting of certain of the non-interested Trustees, the purpose of which is to review and nominate candidates to serve as non-interested directors and supervise Fund governance matters. The Nominating/Governance Committee generally will not consider nominees recommended by shareholders. The Nominating/Governance Committee met one time during the last calendar year.
Board Structure. The Board is comprised of six Trustees, five of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Board has appointed Mr. James E. Hillman (an Independent Trustee) as its Chair and Mr. Appel (the President of the Manager) as the Trust’s Chief Executive Officer. The Board has established three standing committees: the Audit Committee, the Valuation Committee and the Nominating/Governance Committee. The Audit Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Trustees. The Valuation Committee is composed of an Independent Trustee and an interested Trustee. See “Committees” above for a further description of the composition, duties and responsibilities of these committees.
The Trustees and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Independent Trustee as the Chair, is appropriate in light of the anticipated asset size of the Fund and the other Value Line Funds, the number of Value Line Funds, and the nature of the Fund’s business, and is consistent with industry best practices. In particular, the Board believes that having a supermajority of Independent Trustees is appropriate and in the best interests of Fund shareholders.

Risk Oversight. As part of its responsibilities for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Independent Trustees also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Fund’s internal controls over financial reporting, the Fund’s disclosure controls and procedures, and the Fund’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.
The Board, including the Independent Trustees, has approved the Fund’s compliance program and appointed the Fund’s Chief Compliance Officer, who is responsible for testing the compliance procedures of the Fund and certain of its service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Fund, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Fund’s compliance program. The Independent Trustees generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.
Qualifications and Experience of Trustees. The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Trustee’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Trustee of the Fund, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Trustee that support the conclusion that each person is qualified to serve as a Trustee.
Mr. Appel has served as an interested Trustee on the Board since the Trust’s inception. His relevant experience includes serving as president of each Value Line Fund since 2008, Chief Financial Officer of Value Line from September 2005 to December 2010 (excluding November 2007–April 2008) and President of the Manager since February 2009.
Ms. Heinzerling has served as an Independent Trustee on the Board since the Trust’s inception. Her relevant experience includes being the principal of a regulatory consulting company, former general counsel to an investment adviser and a former director of an unaffiliated mutual fund family.
Mr. Hillman has served as an Independent Trustee on the Board since March 2015 and Chairman of the Board since April 2016. His relevant experience includes being a Certified Public Accountant, serving as an independent director to closed-end mutual funds and authoring the book Regulated Investment Companies, as well as having been a Principal Financial Officer of registered investment advisors and a tax partner of two public accounting firms.
Mr. Kuritzkes has served as an Independent Trustee on the Board since March 2015 and Chairman of the Audit Committee since April 2016. His relevant experience includes having been a senior officer and general counsel to several large public and private companies as well as serving on the boards of several non-profit organizations, including chairing the board of a university-based center for performing arts.

Dr. Roberts has served as an Independent Trustee on the Board since the Trust’s inception. His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.
Ms. Sheerr has served as an Independent Trustee on the Board since the Trust’s inception. Her relevant experience includes having been a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility.
The following table sets forth information regarding compensation of Trustees by the Fund and the eleven other Value Line Funds of which each of the Trustees is a director or trustee for the Fund’s fiscal year ending September 30, 2016. Trustees who are officers or employees of the Manager do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Trustees.
Name of Person	Aggregate Compensation From Fund*	Total Compensation From Fund and Fund Complex
Interested Trustee
Mitchell E. Appel	$-0-	$-0-
Non-Interested Trustees
Joyce E. Heinzerling	$248	$36,000
James E. Hillman	$294	$42,750
Michael Kuritzkes	$263	$38,250
Francis C. Oakley**	$248	$36,000
Paul Craig Roberts	$248	$36,000
Nancy-Beth Sheerr	$255	$37,000

*
The Fund commenced operations on June 10, 2016. Financial information is provided for the period June 10 – September 30, 2016.

**
Dr. Oakley retired from the Board effective December 31, 2016.

The following table illustrates the dollar range of any equity securities beneficially owned by each Trustee in the Fund and in all of the Value Line Funds as of December 31, 2016:
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds
Interested Trustee
Mitchell E. Appel	$10,001 – $50,000	Over $100,000
Non-Interested Trustees
Joyce E. Heinzerling	$ -0-	$50,001 – $100,000
James E. Hillman	$ -0-	Over $100,000
Michael Kuritzkes	$ -0-	$10,001 – $50,000
Paul Craig Roberts	$ -0-	Over $100,000
Nancy-Beth Sheerr	$ -0-	$10,001 – $50,000

As of December 31, 2016, no person owned of record, or to the knowledge of the Fund, owned beneficially 5% or more of the outstanding shares of either class of the Fund, other than:
Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	917,276 Institutional Class shares (approximately 72.6% of the shares outstanding)
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	124,452 Institutional Class shares (approximately 9.9% of the shares outstanding)
EULAV Asset Management 7 Times Square, 21st Floor New York, NY 10036	33,537 Investor Class shares (approximately 62.4% of the shares outstanding)
UMB Bank NA Murray V. Calichman SEP IRA 81 E Park Dr Huntington Sta, NY 11746	10,905 Investor Class shares (approximately 20.3% of the shares outstanding)
UMB Bank NA Sandra P. Marks IRA 764 Claiborne Dr Madisonville, KY 42431	6,783 Investor Class shares (approximately 12.6% of the shares outstanding)
None of the non-interested Trustees, and his or her immediate family members, own any shares in the Adviser, the Manager, the Distributor, or a subsidiary or person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser, the Manager or the Distributor.
Proxy Voting Policies
As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies’ annual or special meetings. The Board of Trustees has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) pursuant to which the Manager votes shares owned by the Fund. As described in the Investment Company Securities and Exchange-Traded Funds” risk above, the Manager will vote shares of investment companies, including the Underlying Funds, in accordance with instructions from the Fund’s shareholders or in the same proportion as the vote of all other holders of such security. The Manager endeavors to vote proxies relating to any portfolio securities (other than shares of investment companies) held by the Fund in accordance with its best judgment as to the advancement of the Fund’s investment objectives. The general principles of the Proxy Voting Policies reflect the Manager’s basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies periodically.
Subject to the Board’s oversight, the Manager has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Manager has delegated the implementation of the Proxy Voting Policies to Broadridge Financial Solutions (“Broadridge”), a proxy voting service that is not affiliated with the Manager or the Fund. In addition, Broadridge will make a recommendation to the Manager consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. On matters involving corporate governance, Broadridge will provide recommendations generated by the independent proxy advisory firm,

Glass, Lewis & Co., LLC. The Manager generally anticipates that it will follow the recommendations of Broadridge when voting proxies of any portfolio securities (other than shares of investment companies) held by the Fund.
The following is a summary of the manner in which the Manager would normally expect to vote on certain matters that typically are included in the proxies that the Fund may receive; however, each proxy needs to be considered separately and the Fund’s vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.
Election of Trustees, Corporate Governance and Routine Matters
The Fund generally supports management on routine corporate matters and matters relating to corporate governance, such as:
•
Increases in the number of authorized shares of or issuances of common stock or other equity securities pursuant to an appropriate detailed plan;

•
Shareholder rights and recapitalization measures; and

•
The selection of independent accountants.

The types of matters on corporate governance that the Manager would expect to vote against include:
•
The adoption of a classified board;

•
The adoption of proposals that tend to limit or reduce the market value of the company’s securities; and

•
The adoption of poison pill plans or similar anti-takeover measures.

Compensation Arrangements and Stock Option Plans
The Manager believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would normally vote against a “say-on-pay” proposal if deficiencies are identified in the design of the company’s compensation program.
Social Policy Based Proposals
Generally, the Manager will vote against proposals that address social or political issues but will consider supporting such proposals when they seek to protect shareholder rights or minimize risks to shareholder value.
If the Manager believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Manager will report the potential conflict to a Proxy Voting Committee consisting of members of the Manager’s staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Manager or one of its affiliates or if the Manager or one of its affiliates has a material business relationship with that company. The Manager’s Proxy Voting Committee is responsible for ensuring that the Manager complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

Every August, the Fund will file with the SEC information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30. Shareholders will be able to view such filings without charge on the SEC’s website at http://www.sec.gov or at the Fund’s website at www.vlfunds.com.
Shareholders may also obtain a copy without charge of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this SAI.
Disclosure of Portfolio Holdings
The Fund’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and is filed or mailed to shareholders within 60 days of the period end.
In addition, the Distributor may produce for marketing purposes Fund fact sheets, which would include the Fund’s top ten holdings and other information regarding the Fund’s portfolio. These fact sheets would be prepared as soon as possible after the end of each month and available at www.vlfunds.com.
Ongoing Relationships. Officers of the Fund who are also officers of the Manager currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund’s service providers and (ii) investment company rating agencies, such as Morningstar, Standard & Poor’s, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Trustees. The Fund’s service providers are its accountants, administrator, custodian, counsel, pricing services and proxy voting service, which may need to know the Fund’s portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Manager and the Adviser believe that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.
Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund’s Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards may include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Manager, the Adviser, the Distributor or any affiliated person of the Fund, the Manager, the Adviser or the Distributor on the other hand, the officer must inform the Fund’s Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund’s Board of Trustees. The Fund does not release portfolio holdings information to any person for compensation.
The Board of Trustees of the Fund has approved the Fund’s portfolio holdings disclosure policy and may require the Manager or the Adviser to provide reports on their implementation from time to time or require that the Fund’s Chief Compliance Officer monitor compliance with this policy.
INVESTMENT ADVISORY, MANAGEMENT AND OTHER SERVICES
Investment Adviser. The investment advisory agreement among the Trust on behalf of the Fund, the Manager and the Adviser provides that the Adviser is entitled to receive an advisory fee from the Fund at an annual rate equal to 0.45% of the Fund’s average daily net assets. During the year ended September 30, 2016, the Fund paid or accrued advisory fees of  $107,395. As described below, the Adviser is a party to an Expense Limitation Agreement. See “Expense Limitation Agreement” below.
The investment advisory agreement provides that the Adviser shall render investment advisory services and certain other services to the Fund. The Adviser is responsible for furnishing, at its expense, all necessary services, facilities, equipment and personnel for performing the Adviser’s services under the investment advisory agreement, subject to its ability to use soft dollars to the extent approved by the Board of Trustees. Although the Adviser may, it is not required to, pay expenses of activities which are primarily intended to result in sales of shares of the Fund.
The Adviser is not required to pay any expenses which the investment advisory agreement does not expressly state will be payable by the Adviser. In particular, and without limiting the generality of the foregoing, the Adviser is not required to pay any Trust or Fund expense or to reimburse the Manager for any such expense that the Manager is required to pay. Expenses payable by the Fund include without limitation: (i) interest and taxes; (ii) brokerage commissions, mark-ups and mark-downs, and other costs in connection with the purchases or sale of securities and other financial instruments; (iii) insurance premiums for fidelity and other insurance coverage requisite to its operations; (iv) compensation and expenses of its trustees other than those affiliated with the Adviser or the Manager; (v) legal, audit, bookkeeping, pricing, valuation, transfer agent, dividend disbursing agent, administration and accounting expenses; (vi) custodian and shareholder servicing agent fees and expenses; (vii) expenses incidental to the redemption of its shares; (viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto, including printing of stock certificates; (ix) fees and expenses incident to the registration under the Securities Act of 1933 or under any state securities laws of shares of the Fund for public sale and fees imposed on the Fund under the 1940 Act or incurred in complying therewith; (x) expenses of printing and mailing prospectuses, reports and notices and proxy materials to shareholders of the Fund; (xi) all expenses incidental to holding meetings of the Fund’s shareholders; (xii) expenses in connection with membership in investment company organizations; (xiii) fees and expenses in connection with registration of the Fund or qualification of its shares under the securities laws of states and foreign jurisdictions; (xiv) the cost of preparing and distributing reports and notices to shareholders, the SEC and other regulatory authorities; and (xv) such non-recurring expenses as may arise, including actions, suits or proceedings to which the Fund is a party and the legal obligation that the Fund may have to indemnify its officers and trustees with respect thereto.
The investment advisory agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The investment advisory agreement may be terminated by the Trust on behalf of the Fund, or by the Adviser, on 60 days’ written notice without penalty. The investment advisory agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.
The Adviser currently acts as investment adviser to private accounts which, together with the Fund, had combined assets under management of  $42.1 million as of December 31, 2016. Certain of the Adviser’s clients have an investment objective similar to the Fund and certain investments may be appropriate for the Fund and for these or other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.
The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.
Ownership and Control of the Adviser. Mr. Bradley H. Alford, the portfolio manager of the Fund, owns 78% of the Adviser and is a control person of the Adviser.
Investment Manager. The Trust has entered into an investment management agreement on behalf of the Fund with the Manager. The Manager, whose address is 7 Times Square, 21st Floor, New York, NY 10036-6524, provides at its own expense, all necessary services, facilities, equipment and personnel for providing its services under the investment management agreement. Pursuant to the investment management agreement, the Manager oversees and coordinates the daily operations of the Fund and supervises the performance of advisory, administrative and professional services provided by other service providers to the Fund, including the Adviser, the custodian, the administrator, transfer agent, fund accountant, valuation agents, auditors, attorneys and compliance providers. In addition, to the extent not required to be provided by other service providers to the Fund, the Manager performs back-office functions to assist in the Fund’s daily operations and the Manager will make available to the Trust, such of the Manager’s officers and employees as are reasonably necessary for the operations of the Fund, or as may be duly elected officers or trustees of the Trust and will pay their compensation, and provides its office space for use by the Trust and the Fund. The Manager does not exercise investment discretion with respect to the management of the Fund’s investment portfolio. The Manager’s role with respect to the management of the Fund’s investment portfolio is limited to the selection of the Adviser and the review of all purchases and sales of portfolio instruments made by the Fund to assess compliance with its stated investment objectives and policies. In addition, the Manager is responsible for paying for the compensation (if any) of the Trustees who are affiliated with, or “interested persons” (as defined in the 1940 Act) of, the Manager and any of the Manager’s officers or employees who are appointed as officers of the Trust. Although the Manager may, it is not required to, pay expenses of activities which are primarily intended to result in sales of shares of the Fund.
The management agreement provides that the Manager is entitled to receive a management fee from the Fund at an annual rate equal to 0.20% of the Fund’s average daily net assets. During the year ended September 30, 2016, the Fund paid or accrued management fees of  $8,450. As described below, the

Manager is a party to an Expense Limitation Agreement. See “Expense Limitation Agreement” below. The Manager is not required to pay any expenses which the investment management agreement does not expressly state will be payable by the Manager. In particular, and without limiting the generality of the foregoing, the Manager is not required to pay any Trust or Fund expense or to reimburse the Adviser for any such expense that the Adviser is required to pay. See “Investment Adviser” above for a listing of certain Fund expenses.
The Trust has agreed that in the event that none of the Manager or any of its affiliates acts as the manager or an investment adviser to the Fund, the name of the Fund will promptly be changed to one that does not contain “Value Line” or otherwise suggest an affiliation with the Manager.
The management agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The management agreement may be terminated by the Trust on behalf of the Fund, or by the Manager, on 60 days’ written notice without penalty. The management agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.
The Manager currently acts as investment adviser to 11 other investment companies which, together with the Fund, constitute the Value Line Funds with combined assets under management of approximately $2.3 billion as of December 31, 2016. The Manager, the Distributor and/or their affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Manager and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.
The Manager, the Distributor and/or their affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Manager and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.
Ownership and Control of the Manager. The Manager’s voting securities are held in equal percentages by five shareholders, each of which also serves as a trustee of the Manager. Together, they manage the combined company consisting of the Manager and the Distributor much like a board of directors. Day-to-day management of the Manager and the Distributor is delegated to its senior executive, Mitchell E. Appel. The current trustees and holders of the Manager’s voting profits interests are: Mr. Appel, Avi T. Aronovitz, John P. Ellis, Robert E. Rice and R. Alastair Short.
A non-voting profits interest and a non-voting revenues interest in the Manager is retained by its predecessor, Value Line. Value Line has with respect to the Manager the benefit of certain consent rights, such as selling all or a significant part of the Manager, making material acquisitions, entering into businesses other than asset management and fund distribution, declaring bankruptcy, making material changes in tax or accounting policies or making material borrowings, and entering into related party transactions. However, Value Line has no power to vote for the election, removal or replacement of trustees of the Manager.

Value Line has granted the Manager, the Distributor and the Fund a permanent right to use of the name “Value Line” so long as the Manager remains the Fund’s manager and the Fund does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to create a risk profile similar to that of so-called hedge funds.
Principal Underwriter. The Trust has entered into a distribution agreement on behalf of the Fund with the Distributor, a wholly owned subsidiary of the Manager, whose address is 7 Times Square, 21st Floor, New York, New York 10036-6524, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. For its services under the agreement, the Distributor is not entitled to receive any compensation although it is entitled to receive fees under the Service and Distribution Plan (12b-1 Plan) (the “Plan”). The Distributor also serves as distributor to the other Value Line Funds.
Expense Limitation Agreement. The Adviser, the Manager and the Distributor are parties with the Fund to an Expense Limitation Agreement pursuant to which they have agreed to waive a portion of their advisory fees, management fees and, in the case of the Investor Class, the Rule 12b-1 fees, respectively, and the Manager has agreed to reimburse certain expenses of the Fund to the extent necessary to limit the total annual operating expenses for each class (other than those attributable to the Underlying Funds’ fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to a specified percentage of such class’ average daily net assets (the “Expense Limitation”). Pursuant to the Expense Limitation, the total annual operating expenses (subject to the specified exclusions) will be limited to the annualized rate of 1.45% and 1.20% of the average daily net assets attributable to Investor Class shares and Institutional Class shares, respectively. The Adviser, the Manager and the Distributor may subsequently recover the reimbursed expenses and/or waived fees from a particular class (within three (3) years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. For the year ended September 30, 2016, the Adviser, Manager and Distributor waived/reimbursed fees in the amounts of  $51,014, $17,606 and $78, respectively. The Expense Limitation can be terminated or modified before June 30, 2018 only with the agreement of the Board of Trustees.
Other Service Providers. State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for the Fund. The Fund pays State Street $30,000 per annum for providing bookkeeping and accounting services; the Manager pays State Street $44,000 per annum for providing administrative services for the Fund. State Street, whose address is 225 Franklin Street, Boston, Massachusetts 02110, also acts as the Fund’s custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, Missouri 64105, provides certain transfer agency functions to the Fund as an agent for State Street.
PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, New York 10017, acts as the Fund’s independent registered public accounting firm.
Portfolio Manager
Bradley H. Alford, CFA, the managing member and Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day management of the Fund’s investment portfolio.

Compensation. Mr. Alford’s compensation for managing the Fund and other accounts over which he has primary responsibility is comprised of a fixed base salary payable by the Adviser and a share of the profits of the Adviser equal in proportion to his ownership of the firm. Neither Mr. Alford’s compensation from the Adviser, nor the Adviser’s compensation from any account, is based on the investment performance of such account. Rather, the Fund and each account pays an advisory fee based on the value of the assets in its portfolio.
Other Accounts Managed. The following table provides information, as of September 30, 2016, regarding other accounts (not including the Fund) for which Mr. Alford is primarily responsible for the day-to-day management.
Type of Accounts	Number of Accounts (excluding the Fund)	Total Assets (in millions)	Number of Accounts with Advisory Fee based on Performance	Total Assets in Accounts with Advisory Fee based on Performance
Registered Investment Companies	0	$0	0	$-0-
Other Pooled Investments	0	$0	0	$-0-
Other Accounts	42	$40	0	$-0-
Material Conflicts of Interest. Mr. Alford manages the accounts of multiple clients on behalf of the Adviser and its affiliated adviser, Alpha Capital Management, LLC. These include the account of the Fund and separate accounts managed on behalf of individuals and public or private institutions, as well as proprietary accounts containing assets owned by the Adviser or its affiliates. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser (and, therefore, Mr. Alford who receives a share of the Adviser’s profits equal to his ownership of the firm) may be paid fees by certain accounts that are higher than the fee paid by the Fund. In those instances, a portfolio manager may have an incentive to favor the higher fee accounts over the Fund. The Adviser, however, requires its portfolio managers to make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, Mr. Alford may purchase or sell securities for one account and not another account. As noted above, none of the accounts pay performance-related fees. Investments are allocated among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable.
Ownership of Securities. As of September 30, 2016, Mr. Alford beneficially owned the following shares of the Fund:
Name of Portfolio Manager	Aggregate Dollar Range of Equity Securities in the Fund
Bradley H. Alford, CFA	$62,248

CAPITAL STOCK AND SHARE CLASSES
The Fund is a series of a Massachusetts business trust governed by a Declaration of Trust, dated March 20, 2014, as amended (the “Declaration”). The Declaration authorizes the Trustees to issue an unlimited number of shares, each with no par value, and to divide the shares of the Trust into separate and distinct series representing interests in different investment portfolios. As of the date of this SAI, the Trustees have authorized two series of the Trust, one of which is the Fund.
The Declaration also authorizes the Trustees to classify and reclassify the shares of the Fund (or any series of the Trust) into one or more classes. Each share of the Fund represents a proportionate interest in the assets belonging to the Fund and has one vote, with fractional shares voting proportionately. Shares of the Fund have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Fund were liquidated, would receive the net assets of the Fund. The Trustees have authorized two classes of shares of the Fund: the Investor Class and the Institutional Class.
Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that: (i) each class of shares may bear different (or no) distribution fees and/or sales loads; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Board of Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares, and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (iv) when the interests of one class of shares differ from the interests of any other class, the shareholders of each differing class will vote separately on the matter at issue. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given the amount of your purchase and the length of time you expect to hold the shares.
The primary differences between the Investor Class and the Institutional Class are the ongoing fees, minimum purchase amounts and the distribution channels through which shares of the classes may be purchased. As described in “Service and Distribution Plan” below, a Rule 12b-1 fee is paid from Investor Class assets at the annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares as compensation to the Distributor for providing distribution, marketing and administrative services primarily intended to result in the sale of Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan.
The minimum initial investment in the Fund is $1,000 to purchase Investor Class shares and $10,000 to purchase Institutional Class shares. However, the minimum investment to purchase Institutional Class shares does not apply to:
•
Investors in fee-based investment advisory programs sponsored by a broker-dealer or other financial institution, that have entered into a special arrangement with the Fund and/or the Distributor specifically for such purchases, provided that the program invests in the Fund through an omnibus account.

•
Employer-sponsored retirement or benefit plans that invest in the Fund through an omnibus account, directly or through an intermediary, provided that, in the case of investment through an intermediary, the intermediary has entered into a special arrangement with the Fund and/or the Distributor specifically for that purpose.

•
Individual retirement accounts, including Regular and Roth IRAs, individual Section 403(b) plans, and Section 401(a) or (k) accounts.

•
Investors in the Alpha Defensive Alternatives Fund that became investors in the Fund on the date the Fund commenced investment operations.

You can exchange all or part of your shares of a particular class of the Fund for shares of the same class of another Value Line mutual fund or any other funds offered through the Distributor, provided that such fund offers the same class of shares and your investment in such fund satisfies any applicable minimum investment or other criteria for purchasing shares of such class of the fund. Consult with your intermediary or Shareholder Services at 800-243-2729 to determine if your shares of the Fund are eligible for exchange into shares of another fund of the same class or a different class with a lower minimum initial investment or other criteria that you satisfy. If the other fund does not offer multiple classes, you may still obtain shares of such fund in exchange for your Fund shares, provided you satisfy any applicable criteria for purchasing shares of such fund. There may be limitations on exchanging Fund shares for shares of another fund or a different class of shares, or moving shares held in certain types of accounts to a different type of account or a new account maintained by a financial intermediary.
You may be eligible to convert your Investor Class shares of the Fund into Institutional Class shares of the Fund if your investment in the Fund appreciates in value, or increases through additional purchases or exchanges, to exceed any applicable minimum investment for purchasing Institutional Class shares of the Fund. Consult with your intermediary or Shareholder Services at 800-243-2729 to determine if your Investor Class shares are eligible for conversion into Institutional Class shares of the Fund. If you hold Institutional Class shares, and exchanges or redemptions from the Fund cause the balance of your investment to fall below any applicable minimum investment for purchasing Institutional Class shares, the Fund may ask you to increase your balance within 30 days. If your account is not brought up to the minimum, the Fund may convert your Institutional Class shares into Investor Class shares or redeem all of your shares and close your account.
SERVICE AND DISTRIBUTION PLAN AND SUB-TRANSFER AGENCY FEES
Service and Distribution Plan
The Fund has adopted, on behalf of the Investor Class, the Plan which is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders. Under the Plan, the Distributor is paid Rule 12b-1 fees from Investor Class assets at the annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. During the year ended September 30, 2016, fees amounting to $225 before fee waivers were accrued under the Plan. The principal services and expenses for which such amounts may be used are primarily intended to result in the sale of Investor Class shares and include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to the Board of Trustees each quarter. Because of the Plan, long-term shareholders of Investor Class shares may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.

The Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.
The Plan is subject to annual approval by the Trustees, including the non-interested Trustees. The Plan is terminable at any time by vote of the Trustees or by vote of a majority of the Investor Class shares of beneficial interest in the Fund. Pursuant to the Plan, a new Trustee who is not an “interested person” (as defined in the 1940 Act) must be nominated by existing Trustees who are not “interested persons.” Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Trustees has a financial interest in the operation of the Plan.
The Plan was adopted because of its anticipated benefits to the Fund’s Investor Class and its shareholders. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, an enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s investment positions, and greater flexibility in achieving the investment objectives. Although the Plan is adopted and evaluated in light of its benefits to the Investor Class, all share classes of the Fund (including the Institutional Class) are likely to participate in certain of these benefits. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Value Line Funds and, as applicable, the classes of the Funds based on their relative net asset value or another reasonable method of allocation.
Sub-Transfer Agency Services and Fees
The Fund has adopted, on behalf of each class, a Sub-Transfer Agency and Servicing Plan, pursuant to which financial intermediaries are compensated out of assets attributable to such class for providing sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Fund. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Fund would otherwise pay to State Street if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub-transfer agency and related services with respect to shares of the applicable class in the omnibus account maintained with the financial intermediary exceed (x) $0 in the case of Institutional Class shares, or (y) the amount paid under the Plan in the case of Investor Class shares. In addition, the amount of sub-transfer agency fees payable by a given class of shares to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets attributable to such class of shares. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. The Sub-Transfer Agency and Servicing Plan is subject to annual approval by the Board and is terminable at any time by the Board. In addition to payments by Institutional Class and Investor Class shares under the Sub-Transfer Agency and Servicing Plan and payments by Investor Class shares under the Plan, the Distributor or its affiliates may make additional payments to the financial intermediary out of their own assets as described below.

Additional Financial Intermediary Compensation
If you purchase shares of the Fund through a broker, fund trading platform or other financial institution or intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation (which may come directly or indirectly from the Fund and other Value Line Funds) from the Trust on behalf of the Fund and/or from the Distributor, the Adviser, the Manager and/or their affiliates (collectively, the “Service Providers”). The amount of such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary, and in certain instances are subject to minimum payment levels. Compensation from the Service Providers may vary among intermediaries. The types of payments an intermediary may receive include:
•
Payments under the Plan which are asset-based charges paid from the assets of the Fund attributable to Investor Class shares;

•
Payments for sub-transfer agency and related services to omnibus account investors, which are paid from the assets of the Fund attributable to Investor Class shares and Institutional Class shares; and

•
Payments by the Service Providers out of their own assets. These payments are in addition to payments made from assets of the Fund, such as payments under the Plan and payments for sub-transfer agency and related services. These payments may take the form of, among other things: “due diligence” payments for an intermediary’s examination of the Fund and payments for providing extra employee training, education and information relating to the Fund; “listing” fees for the placement of the Fund on an intermediary’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees for providing assistance in promoting the sale of the Fund’s shares; payments for the sale of shares and/or the maintenance of share balances; maintenance fees; and set-up fees regarding the establishment of new accounts. You should consult with your intermediary and review carefully any disclosure by the intermediary as to compensation received by it for more information about the payments described above. Although a portion of the Service Providers’ revenue comes directly or indirectly in part from fees paid by the Fund and other funds, these payments do not increase the price paid by investors for the purchase of shares of the Fund or other funds. The Service Providers generally agree amongst themselves what payments to make to intermediaries and which Service Provider will bear or make such payments. Payments of this type are sometimes referred to as revenue-sharing payments.

In addition, the Service Providers may contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Service Providers may also: (i) pay for the travel expenses, meals, lodging and entertainment of intermediaries and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events, and (iii) provide other sales and marketing conferences and other resources to intermediaries and their salespersons.
Payments to an intermediary may be significant to the intermediary, and amounts that intermediaries pay to your financial advisor or investment professional may also be significant for your financial advisor or investment professional. Because an intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, revenue sharing payments create conflicts of interest between the intermediary and its clients and these financial incentives may cause the intermediary to recommend the Fund and other funds over other investments. The same conflict of interest exists with respect to your financial advisor or investment professional if he or she receives similar payments from his or her intermediary firm.
The maximum amount of compensation that may be paid to any intermediary out of assets of the Fund under the Plan is 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. The maximum amount of compensation for sub-transfer agency and related services that may be paid out of assets attributable to either class to any intermediary is the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Fund would otherwise pay to State Street if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub-transfer agency and related services with respect to shares of the applicable class in the omnibus account exceed (a) $0 in the case of Institutional Class shares, or (b) the amount paid under the Plan in the case of Investor Class shares. In addition, the amount of sub-transfer agency fees payable by a given class of shares to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets attributable to such class of shares. Generally, the maximum amount of additional compensation that the Service Providers expect to pay to any intermediary from their own assets is 0.15% of the average daily net assets attributable to Investor Class shares and 0.10% of the average daily net assets attributable to Institutional Class shares. However, to the extent one or more Service Providers waives any fees it would have otherwise received under a Plan or if payments for sub-transfer agency and related services are not paid by the Fund (e.g., because of an agreement to limit the Fund’s expense ratio), such Service Provider (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.
As of September 30, 2016, the Service Provider made payments out of their own assets to the following intermediaries (and/or broker dealers and other financial services firms under common control with the above organizations (or their successors or assignees)) whose fees may exceed the Fund’s payment of 0.25% of average daily net assets pursuant to the Plan and the maximum amount of sub-transfer agency fees that may be paid to such intermediary.
Ameritrade
Charles Schwab
Hand Securities, Inc.
MSCS Financial Services
National Financial Services
Pershing
U.S. Bank
Vanguard
PNC Bank
Intermediaries may have been added or removed from the list above since that date.
Intermediaries may charge their clients additional fees for account-related services. For example, intermediaries may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of any such fee is determined by, and should be disclosed to its customers by, each individual intermediary. Service fees typically are fixed, nominal dollar amounts and are in addition to the charges described in the Prospectuses and this SAI. Your intermediary should provide you with specific information about any service fees you will be charged.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund’s portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker’s facilities, reliability and financial responsibility.
Commission rates and spreads, being a component of price, are considered together with such factors. The Fund will typically purchase shares of ETFs through broker-dealers in transactions on a securities exchange, subject to customary brokerage commissions for each purchase and sale. Open-end mutual fund shares are purchased at NAV, generally without payment of a brokerage commission or sales charge. Debt securities are traded principally in the OTC market on a net basis through dealers acting for their own account as principals and not as brokers, without stated commissions, though the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.
Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser’s overall responsibilities with respect to the accounts as to which the Adviser exercises investment discretion. Research services provided to the Adviser by broker-dealers are available for the benefit of the Fund and other accounts managed by the Adviser, and the allocation of such benefits relative to commissions paid by the Fund will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. When services and information are furnished to the Adviser at no cost, certain of these services might relieve the Fund or the Adviser of expenses which they would otherwise have to pay. The advisory and management fees paid by the Fund to the Adviser and Manager, respectively, will not be reduced as a result of the Adviser’s receipt of information and research services. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund, other Value Line Funds or other investment companies managed by the Adviser, but this fact, or the volume of such sales, is not a consideration in their selection.
Portfolio Turnover. The Fund’s portfolio turnover rate for the 2016 fiscal year is shown under “Financial Highlights” in the Fund’s Prospectus.
PURCHASE, REDEMPTION AND PRICING OF SHARES
Purchases. Shares of the Fund are purchased at the net asset value next calculated after receipt of a purchase order. The minimum amount of an initial investment in the Fund varies depending on the class of shares you buy and the type of account, as described above in “CAPITAL STOCK AND SHARE CLASSES.” The minimum amount of any additional investment is $100, provided that no minimum applies to the automatic reinvestment of dividends and distributions received from the Fund. The Fund reserves the right to reduce or waive the minimum purchase requirements.

Automatic Purchases. The Fund offers a free service to its Investor Class shareholders, the Systematic Purchase Plan, through which monthly investments of  $25 or more may be made automatically into the shareholder’s Fund account. The required form to enroll in this program is available upon request from the Distributor.
Retirement Plans. Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the Fund’s investment objectives be consistent with the participant’s retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 800-243-2729.
Redemptions. The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange (the “NYSE”) is closed, other than customary weekend and holiday closing, or (b) during which trading on the NYSE is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) For such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.
Redemptions are taxable transactions for shareholders that are subject to tax. The value of shares of the Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund’s assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes to the extent that shares of the same Fund are purchased within (before or after) 30 days of the sale.
It is possible that conditions may exist in the future which would, in the opinion of the Fund’s Board of Trustees, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.
Calculation of Net Asset Value. The Fund’s net asset value per share of each class is determined, for purposes of both purchases and redemptions, once daily as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. The net asset value per share is determined, on a per class basis, by dividing the total value of all the securities and other assets of the Fund, less any liabilities, by the total number of outstanding shares.
The Fund’s portfolio of securities and assets consists primarily, if not exclusively, of shares of the Underlying Funds. In calculating the Fund’s NAV per share, securities for which market prices or quotations are readily available are priced at their market value. In the case of equity securities traded on an exchange or the NASDAQ Stock Market, including shares of ETFs in the Fund’s portfolio, market value is typically the last quoted sale or the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities market value is typically deemed to be the midpoint between the latest available and representative asked and bid prices. In the case of shares of open-end mutual funds held in the Fund’s portfolio, market value is typically the NAV per share last reported by the applicable mutual fund. Each Underlying Fund typically calculates its NAV per share in accordance with procedures approved by the Underlying Funds’ boards of directors or trustees. The NAV per share of the Fund will fluctuate with the value of the securities held by the Underlying Funds in which it principally invests.

In calculating the Fund’s NAV per share, securities for which market quotations are not readily available, or are determined not to reflect accurately fair value, are valued at fair value as determined by the Adviser pursuant to policies and procedures adopted by the Fund’s Board of Trustees. To the extent the assets of the Fund include debt securities, the Fund values debt securities with remaining maturities of 60 days or more at the time of acquisition using prices provided by a pricing service or by prices furnished by recognized dealers in such securities. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, unless an instrument’s amortized cost is not approximately the same as its fair value, in which case the instrument is priced at fair value.
TAXES
The Fund has elected to be treated has qualified and intends to continue to qualify for the favorable tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets, and distribution of its income to shareholders. By so qualifying, and assuming the Fund meets the distribution requirements stated below, the Fund will not be subject to federal income tax on net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
If the Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of  (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above but was eligible for statutory relief, the Fund might be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If the Fund were not eligible for such relief or does not choose to avail itself of such relief, the Fund generally would be treated as a corporation subject to U.S. federal income tax and when the Fund’s income is distributed, it would be subject to a further tax at the shareholder level.
The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.
Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. In addition, for U.S. federal income tax purposes, the Fund is permitted to carry forward its net capital losses indefinitely to offset future capital gains of the Fund.
Unless a shareholder elects otherwise, distributions from the Fund will be automatically invested in additional common shares of the Fund. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or if certain conditions are met, as “qualified dividend income” taxable to individual shareholders at a reduced maximum U.S. federal income tax rate. Dividend income distributed to individual shareholders will qualify for such reduced maximum U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income” as that term is defined in Section 1(h)(11)(B) of the Code from the Fund’s investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.
The applicable reduced maximum federal income tax rate on qualified dividend income varies depending on the taxable income and status of the shareholder, but for 2017 generally is 20% for individual shareholders with taxable income in excess of  $418,400 ($470,700 if married and file jointly/$235,350 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions in which case the applicable tax rate is 0%).
A dividend that is attributable to qualified dividend income of the Fund that is paid to an individual shareholder will not be taxable as qualified dividend income to such shareholder if  (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.
Distributions from net capital gain that are reported to you as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the reduced maximum federal income tax rate on long-term capital gains. The applicable reduced maximum U.S. federal income tax rate on capital gains also depends on the taxable income and status of the shareholder, but for 2017 generally is 20% for individual shareholders with taxable income in excess of $418,400 ($470,700 if married and file jointly/$235,350 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions, in which case the applicable tax rate is 0%). A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
A 3.8% Medicare tax also is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally includes distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. For U.S. individuals, this threshold generally is exceeded if an individual has adjusted gross income that exceeds $200,000 ($250,000 if married and file jointly/$125,000 if married and file separately). This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains as discussed above.
Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of  (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.
At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which will nevertheless be taxable to them.
Under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year even when such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.
Dividends received by the Fund directly (or indirectly from an Underlying Fund that is a regulated investment company) from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and reported by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of  “extraordinary dividends” received with respect to the shares and, to the extent reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Upon request, the Fund will inform shareholders of the amounts of the qualifying dividends.
A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of the Fund. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder’s adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). In general, if Fund shares are sold, exchanged or redeemed, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. In addition, capital gains recognized from exchanges and redemptions of Fund shares generally will be included in the calculation of  “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts, as discussed above.
Any loss realized by shareholders upon the sale, exchange or redemption of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed to the extent that shares of the Fund are purchased (including through the reinvestment of dividends) within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carrybacks and carryovers allowable for excess losses.
In addition to reporting gross proceeds from exchanges, redemptions or other sales of mutual fund shares, federal law requires mutual funds, such as the Fund, to report to the IRS and shareholders the “cost basis” of shares acquired, exchanged, redeemed or otherwise sold by shareholders. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these rules. Also, if the shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.
If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods. A shareholder should contact the Fund to make, revoke or change such an election. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the cost basis for such shareholder.
Shareholders are encouraged to consult their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method a shareholder should elect. In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on a federal income tax return.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of  $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
To the extent that an Underlying Fund invests in stock of foreign issuers, the Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If an Underlying Fund in which the Fund invests qualifies to pass through a federal income tax credit or deduction to its shareholders for its foreign tax paid, the Fund may choose to pass through its allocable amount of such tax credit or deduction to its shareholders, provided that at the close of each quarter of each taxable year at least 50% of the value of the Fund’s total assets is represented by interests in other regulated investment companies. If the Fund is eligible to make such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemize deductions for federal income tax purposes, you will not be able to deduct your pro rata portion of qualified foreign taxes paid by such Underlying Fund, even though you will be required to include your share of such taxes in gross income if the Fund makes the election described above. However, you will still be able to claim a tax credit. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Underlying Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands. Generally, however, distributions derived from an Underlying Fund’s capital gains will not be treated as income from foreign sources. If such an election is made, the Fund will notify you of the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign sources.
If an Underlying Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Underlying Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Underlying Fund would not be able to pass through to the Fund any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in Underlying Funds that invest in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, a tax-exempt shareholder may recognize UBTI if  (1) the acquisition of Fund shares was debt financed; or (2) the Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit, or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund).
A plan participant whose retirement plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, subject to certain limited exceptions, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.
For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a U.S. federal 28% “backup withholding” requirement. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital-gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.
The foregoing discussion relates solely to U.S. federal income tax laws as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and hold their shares as capital assets and is not intended to be a complete discussion of all federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund, provided that the Fund chooses to report such dividends in a manner qualifying for such favorable tax treatment) and, unless an effective IRS Form W-8 BEN or other authorized certificate is on file, to back-up withholding at the rate of 28% on certain other payments from the Fund. While the Fund does not expect its shares will constitute U.S. real property interests, if the Fund’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund’s shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the Fund’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Fund’s shares at all times within such one-year period, any such distribution by the Fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or as short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the non-resident alien U.S. withholding tax at the 30% rate (or lower treaty rate if applicable). Non-U.S. shareholders should consult their own tax advisor on these matters.
Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold 30% from payments of dividends and gross redemption proceeds by the Fund to (1) certain foreign financial institutions unless they (i) enter into an agreement with the IRS to determine which (if any) of its accounts are U.S. accounts and comply with annual information reporting with respect to such accounts, (ii) comply with an applicable intergovernmental agreement entered into with respect to FATCA, or (iii) demonstrate that they are otherwise exempt from reporting under FATCA, and (2) certain other foreign entities unless (i) they certify certain information about their direct and indirect U.S. owners, or (ii) demonstrate that they are otherwise exempt from reporting under FATCA. This withholding tax has been phased in commencing on July 1, 2014 for certain payments of income dividends and will apply to payments of capital gain dividends and gross redemption proceeds made by the Fund on or after December 31, 2018.
In order to avoid this withholding, non-exempt foreign financial institutions will have to enter into an agreement with the IRS (unless they are resident in a country that has entered into an intergovernmental agreement with the U.S. that provides for an alternative regime) stipulating that they will (1) provide the IRS with certain information about direct and indirect U.S. account holders (such as the name, address and taxpayer identification number of the holders), (2) comply with verification and due diligence procedures with respect to the identification of U.S. accounts, (3) report to the IRS certain additional information with respect to U.S. accounts maintained by them, and (4) agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Certain other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial (i.e., more than 10%) U.S. owner or a certification of no substantial U.S. ownership, unless certain exceptions apply. A non-exempt foreign shareholder resident in a country that has entered into an intergovernmental agreement with the U.S. with respect to FATCA will be exempt from FATCA withholding provided that the shareholders and the applicable foreign government comply with the terms of the agreement. A foreign shareholder that invests in the Fund will need to provide the Fund with documentation properly certifying the shareholder’s status under FATCA (Form W-8BEN-E for entities) to avoid the FATCA withholding. The foregoing is only a general summary of certain provisions of FATCA. The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisers regarding the potential applicability of FATCA to their own situation.
FINANCIAL STATEMENTS
The Fund’s financial statements for the year ended September 30, 2016, appearing in the 2016 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

PART C: OTHER INFORMATION
Item 28.   Exhibits.
(a)	(1) Declaration of Trust.(1)
(2) Establishment and Designation of Classes for Worthington Value Line Dynamic Opportunity Fund.(6)
(3) Establishment and Designation of Series and Classes for Value Line Defensive Strategies Fund.(7)
(b)	By-laws.(1)
(c)	Not applicable.
(d)	(1) Investment Advisory Agreement for Worthington Value Line Dynamic Opportunity Fund.(2)
(2) Investment Management Agreement for Worthington Value Line Dynamic Opportunity Fund.(2)
(3) Form of Investment Advisory Agreement for Value Line Defensive Strategies Fund.(8)
(4) Form of Investment Management Agreement for Value Line Defensive Strategies Fund.(8)
(e)	(1) Distribution Agreement for Worthington Value Line Dynamic Opportunity Fund.(2)
(2) Distribution Agreement for Value Line Defensive Strategies Fund.(8)
(f)	Not applicable.
(g)	(1) Custodian Agreement for Worthington Value Line Dynamic Opportunity Fund.(3)
(2) Custodian Agreement for Value Line Defensive Strategies Fund.(8)
(h)	(1) Amended and Restated Expense Limitation Agreement for Worthington Value Line Dynamic Opportunity Fund.(9)
(2) Administration Agreement with State Street Bank and Trust Company for Worthington Value Line Dynamic Opportunity Fund.(3)
(3) Amended Sub-Transfer Agency and Servicing Plan.(8)
(4) Expense Limitation Agreement for Value Line Defensive Strategies Fund dated 1/11/17.†
(5) Administration Agreement with State Street Bank and Trust Company for Value Line Defensive Strategies Fund.(8)
(i)	(1) Legal Opinion.(4)
(2) Legal Opinion as to Institutional Class shares for Worthington Value Line Dynamic Opportunity Fund.(5)
(3) Legal Opinion as to Value Line Defensive Strategies Fund.(7)
(j)	Consent of Independent Registered Public Accounting Firm.†
(k)	Not applicable.
(l)	Initial Capital Agreement.(4)
(m)	(1) Service and Distribution Plan for Worthington Value Line Dynamic Opportunity Fund.(2)
(2) Service and Distribution Plan for Value Line Defensive Strategies Fund.(8)

(n)	18f-3 Plan.(8)
(p)	(1) Code of Ethics of the Funds, EULAV Asset Management and the Distributor.(2)
(2) Code of Ethics of the Manager to Worthington Value Line Dynamic Opportunity Fund.(2)
(3) Code of Ethics of the Adviser to Value Line Defensive Strategies Fund.(8)
(r)	(1) Powers of Attorney.(1)
(2) Powers of Attorney for Messrs. Hillman and Kuritzkes.(5)

(1)
Filed as an exhibit to the Trust’s initial registration statement on Form N-1A, filed May 9, 2014 (Accession No. 0001571049-14-001676) and incorporated herein by reference.

(2)
Filed as an exhibit to Pre-Effective Amendment No. 1, filed July 25, 2014 (Accession No. 0001571049-14-003249) and incorporated herein by reference.

(3)
Filed as an exhibit to Pre-Effective Amendment No. 2, filed January 12, 2015 (Accession No. 0001571049-15-000191) and incorporated herein by reference.

(4)
Filed as an exhibit to Pre-Effective Amendment No. 3, filed January 28, 2015 (Accession No. 0001571049-15-000480) and incorporated herein by reference.

(5)
Filed as an exhibit to Post-Effective Amendment No. 1, filed May 8, 2015, and incorporated herein by reference.

(6)
Filed as an exhibit to Post-Effective Amendment No. 2, filed August 21, 2015, and incorporated herein by reference.

(7)
Filed as an exhibit to Post-Effective Amendment No. 5, filed February 8, 2016, and incorporated herein by reference.

(8)
Filed as an exhibit to Post-Effective Amendment No. 6, filed April 12, 2016, and incorporated herein by reference.

(9)
Filed as an exhibit to Post-Effective Amendment No. 7, filed April 29, 2016, and incorporated herein by reference.

†
Filed herewith.

Item 29.   Persons Controlled by or Under Common Control with Registrant.
None.
Item 30.   Indemnification.
Incorporated by reference to Sections 2.9 and 4.3 of the Declaration of Trust filed as Exhibit (a) herewith.
Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification may be against public policy as expressed in the Securities Act of 1933 and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31.   Business or Other Connections of Investment Adviser and Investment Manager.
EULAV Asset Management acts as investment adviser to the registered investment companies in the Value Line Funds listed in Item 32, except with respect to Value Line Defensive Strategies Fund to which it serves as investment manager.
Name	Position With the Investment Manager	Other Employment Within the Past Two Years
Mitchell Appel	President; Treasurer; Trustee	Chief Financial Officer since 2008 and President since 2009 of the Distributor; President since 2008 and Director since 2010 of each of the Value Line Funds.
Robert Scagnelli	Vice President	None.
Kimberly Berliner	Chief Compliance Officer	Compliance Officer, Northern Lights Compliance Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788 since 2016; Senior Compliance Analyst,Weston Financial Group, 2013-2016.
Emily Washington	Secretary	Chief Financial Officer, Secretary and Treasurer of each of the Value Line Funds.
Avi T. Aronovitz	Trustee
Chief Financial Officer, Knowledge Delivery Systems, Inc., 110 William Street, New York, NY 10038, 2015-March 2016; Advisor and Chief Financial Officer, Frankly, Inc., 333 Bryant Street, San Francisco, CA 94107, April 2016-July 2016.

John P. Ellis	Trustee	Senior Vice President, Fox Business Network, 1211 Avenue of the Americas, New York, NY 10036
Robert E. Rice	Trustee	Managing Partner, Tangent Capital, 9 West 57th Street, New York, NY 10019 since 2004.
R. Alastair Short	Trustee
Director, Vice Chairman and Chairman of Audit Committee, Van Eck Funds, 335 Madison Avenue, NY, NY 10017, since 2004. Director and Chairman of the Audit Committee, Market Vectors ETFs, 335 Madison Avenue, NY, NY 10017 since 2006; Director Tremont Offshore Funds since 2009; Director, NorthVu Inc., Toronto, Canada.

Alpha Capital Funds Management, LLC, acts as the investment adviser of the Value Line Defensive Strategies Fund.
Name	Position With the Investment Manager	Other Employment Within the Past Two Years
Bradley H. Alford	Chief Investment Officer, Portfolio Manager	Founder and Chief Investment Officer of Alpha Capital Management, LLC since 2006.
The business address of Alpha Capital Funds Management, LLC and Alpha Capital Management, LLC is 3060 Peachtree Road NW, Suite 240, Atlanta, GA 30305.
The business address of EULAV Asset Management, the Distributor and the Value Line Funds is 7 Times Square, 21st Floor, New York, NY, 10036-6524.
Item 32.   Principal Underwriters.
(a)
EULAV Securities LLC acts as principal underwriter for the following Value Line funds: Value Line Mid Cap Focused Fund, Inc.; Value Line Income and Growth Fund, Inc.; Value Line Premier Growth Fund, Inc.; Value Line Larger Companies Focused Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Core Bond Fund; Value Line Strategic Asset Management Trust, a series of the Value Line Funds Variable Trust; Value Line VIP Equity Advantage Fund, a series of the Value Line Funds Variable Trust; Value Line Small Cap Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.; and Value Line Defensive Strategies Fund, a series of the Value Line Funds Investment Trust.

(b)
(1) Name and Principal Business Address	(2) Position and Offices with EULAV Securities LLC	(3) Position and Offices with Registrant
Mitchell Appel	President	President and Director
Raymond Stock	Vice President; Secretary	None
Howard Spindel	Chief Compliance Officer	None
The business address of each of the officers and directors is 7 Times Square, 21st Floor, New York, NY 10036.
(c)
Not applicable.

Item 33.   Location of Accounts and Records.
EULAV Asset Management
7 Times Square, 21st Floor,
New York, NY 10036
For records pursuant to:
Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
Rule 31a-1(f)
State Street Bank and Trust Company
c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
For records pursuant to Rule 31a-1(b)(2)(iv)
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
For all other records
Item 34.   Management Services.
None.
Item 35.   Undertakings.
Not applicable.

NOTICE
A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by the Trustees of the Trust as trustees and not individually and that the obligations arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually, but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of January, 2017.
VALUE LINE FUNDS INVESTMENT TRUST
By:	/s/ Mitchell E. Appel Mitchell E. Appel, Trustee, President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.
Signatures	Title	Date
Joyce E. Heinzerling* (Joyce E. Heinzerling)	Trustee	January 30, 2017
James E. Hillman** (James E. Hillman)	Trustee	January 30, 2017
Michael Kuritzkes** (Michael Kuritzkes)	Trustee	January 30, 2017
Paul Craig Roberts* (Paul Craig Roberts)	Trustee	January 30, 2017
Nancy-Beth Sheerr* (Nancy-Beth Sheerr)	Trustee	January 30, 2017
/s/ Mitchell E. Appel (Mitchell E. Appel)	Trustee; President and Chief Executive Officer (Principal Executive Officer)	January 30, 2017
/s/ Emily D. Washington (Emily D. Washington)	Treasurer; Principal Financial and Accounting Officer; Secretary	January 30, 2017
*By:	/s/ Mitchell E. Appel (Mitchell E. Appel, attorney-in-fact)

*
Pursuant to Power of Attorney filed as an exhibit to the Trust’s initial Registration Statement, filed May 9, 2014, and incorporated herein by reference.

**
Pursuant to Power of Attorney filed as an exhibit to Post-Effective Amendment No. 1, filed May 8, 2015, and incorporated herein by reference.

EXHIBIT INDEX
Exhibit Number	Document Title
(h)(4)	Expense Limitation for Value Line Defensive Strategies Fund, dated 1/11/17.
(j)	Consent of Independent Registered Public Accounting Firm